UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Latham Group, Inc.

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Latham Group Proxy Statement 2025

latham

The Pool Company™

Dear Fellow Stockholders:
We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders of Latham Group, Inc. to be held on Thursday, May 1, 2025, at 8:00 a.m. Eastern Daylight Time at The Adelphi Hotel, 365 Broadway, Saratoga Springs, NY 12866.
In 2024, we continued to outperform the U.S. in-ground pool market, succeeded in expanding margins despite lower utilization, and made investments that have positioned the Company for sales growth and accelerated profitability in 2025 and beyond.
Our industry outperformance was driven by continued fiberglass share gains and increased awareness and adoption of automatic safety covers. As consumers continued to recognize the speed of installation, eco-friendly and cost savings advantages of fiberglass pools, this product category gained share again in 2024. And fiberglass pools represented 75% of Latham’s total in-ground pool sales in 2024. Our sales performance also benefited from the expansion of our automatic safety cover business in which we acquired Coverstar Central in August 2024. This accretive acquisition gives us access to Coverstar Central’s network of 400 pool builders and dealers through which we can advance the awareness and adoption of other Latham products. We expect these two key product lines to support continued growth in 2025.
Another key growth initiative Latham progressed in 2024 is our planned expansion in the Sand States—Florida, Texas, Arizona, and California—which accounted for two-thirds of U.S. new in-ground pool starts, and approximately 17% of Latham’s fiberglass pool sales in 2024. Our strategy to pursue the Sand States opportunity includes expanding our fiberglass pool dealer base, focusing on master planned communities, developing products that align with demand in these markets, and launching marketing campaigns that target Sand States consumers and builders.
As a result of our lean manufacturing and value engineering initiatives we saw gross margin and adjusted EBITDA margin expansion in 2024. With our significantly reduced cost structure, enabled by our lean and value engineering initiatives, Latham is positioned for increased profitability in 2025 and beyond. We concluded 2024 with a cash balance of  $56 million providing us with substantial financial flexibility to grow our business.
We enter 2025 in a strong competitive position. Under similar industry conditions to 2024, we believe our leadership in the growing fiberglass pool category, our expanding automatic safety cover business, growth opportunities in the Sand States and our improved cost structure should support another year of market outperformance.
On behalf of our Board of Directors and the entire Latham team, thank you for your continued support.

2025 Annual Meeting of Stockholders
Details regarding the business to be conducted at the 2025 Annual Meeting of Stockholders and admission thereto are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. Your vote is important. Whether or not you plan to attend the 2025 Annual Meeting of Stockholders, we hope you will vote by Internet, telephone or mail as soon as possible to ensure your vote is recorded promptly. Please carefully review the instructions on each of your voting options described in the accompanying proxy statement, as well as in the accompanying Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card you received in the mail. Thank you for your ongoing support of and continued interest in Latham Group, Inc. We look forward to your participation at our Annual Meeting.
Sincerely,

Scott M. Rajeski	James E. Cline
President and Chief Executive Officer	Chair of the Board
Latham, New York
March 21, 2025

Latham Group, Inc. Notice of Annual Meeting of Stockholders to be held May 1, 2025
Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Latham Group, Inc., a Delaware corporation, will be held on Thursday, May 1, 2025, at 8:00 a.m. Eastern Daylight Time at The Adelphi Hotel, 365 Broadway, Saratoga Springs, NY 12866 to conduct the following items of business.
Proposal		Board Recommendation	Proposal Discussion
1	The election of three Class I directors named in the accompanying proxy statement, each to serve for a three-year term and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.	FOR each nominee	Page 8
2	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR	Page 38
We will also consider and act upon such other business as may be properly brought before the Annual Meeting, although we have not received notice of any other matters that may be properly presented at our Annual Meeting.
Stockholders of record at the close of business on March 5, 2025 are entitled to notice of, and to vote at, our Annual Meeting and any adjournment or postponement thereof.
If you are a record holder, you may vote using one of the following methods. If you are a beneficial owner, you may vote using one of the methods listed on your voting instruction card.
Internet	By Phone	By Mail
www.proxyvote.com	1-800-690-6903	Request a printed copy of the proxy materials and complete, sign and return your proxy card or voting instruction card
We encourage you to vote promptly to ensure your vote is represented at our Annual Meeting and that we have a quorum, regardless of whether you plan to attend in person. Voting in advance does not deprive you of your right to attend our Annual Meeting and to change your vote during our Annual Meeting.
By order of our Board of Directors,
Patrick M. Sheller
Secretary
Latham, New York
March 21, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2025
The Notice of the 2025 Annual Meeting of Stockholders, the accompanying proxy statement for the 2025 Annual Meeting of Stockholders and our annual report to stockholders for the fiscal year ended December 31, 2024 are available at www.proxyvote.com.

In this proxy statement, unless otherwise indicated or the context otherwise requires, references to the “Company,” “Latham,” “we,” “us” and “our” refer to Latham Group, Inc. Latham Group, Inc. is a holding company that does not conduct any business operations and therefore references to our operations and financial performance include Latham Group, Inc. and its consolidated subsidiaries.
Non-GAAP Financial Measures. This Proxy Statement, including the preceding letter to stockholders, includes references to non-GAAP financial measures that exclude the impact of certain amounts. For definitions, supplemental information and reconciliations to the most directly comparable GAAP financial measures, see our Annual Report.

2025 Proxy Statement

Proxy Summary
This proxy statement is furnished to stockholders of Latham Group, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by our board of directors (our “Board”) for use at our 2025 Annual Meeting of Stockholders to be held on Thursday, May 1, 2025 (the “Annual Meeting”), and at any adjournment or postponement thereof.
We are making this proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2024 (the “Annual Report”) available to our stockholders electronically via the Internet at www.proxyvote.com. On or about March 21, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and vote online or by telephone.
This proxy summary highlights information contained elsewhere in this proxy statement for our Annual Meeting. This proxy summary does not contain all of the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding the 2024 operational and financial performance of Latham, you should review our Annual Report.
Annual Meeting Information
Meeting Date	Time	Location	Record Date
Thursday, May 1, 2025	8:00 a.m. EDT	The Adelphi Hotel, 365 Broadway, Saratoga Springs, NY 12866	March 5, 2025
Voting Methods Prior to Annual Meeting
Your vote is important. Whether or not you plan to attend our Annual Meeting, we urge you to vote promptly to save us the expense of additional solicitation. Please carefully review the proxy materials and cast your vote on all of the proposals.
If you are a record holder, you may vote using one of the following methods. If you are a beneficial owner, you may vote using one of the methods listed on your voting instruction card. Make sure to have your Internet Notice, proxy card or voting instruction card and follow the instructions.
Internet	By Phone	By Mail
www.proxyvote.com	1-800-690-6903	Request a printed copy of the proxy materials and complete, sign and return your proxy card or voting instruction card
Business Overview
Latham Group, Inc., headquartered in Latham, New York, is the largest designer, manufacturer and marketer of in-ground residential swimming pools in North America, Australia and New Zealand. With an operating history that spans over 65 years, we offer the industry’s broadest portfolio of pools and related products, including fiberglass pools, packaged pools, pool liners and pool covers. We hold the #1 position in North America in every product category in which we compete. We believe that we are the most sought-after brand in the pool industry and the only pool company that has established a direct relationship with the homeowner. We are Latham, The Pool Company™.
We have a heritage of innovation. In an industry that has traditionally marketed on a business-to-business basis (pool manufacturer to dealer), we pioneered the first “direct-to-homeowner” digital and social

2025 Proxy Statement 1

Proxy Summary
marketing strategy that has transformed the homeowner’s purchase journey. Through this marketing strategy, we are able to create demand for our pools and generate and provide high quality, purchase-ready consumer leads to our dealer partners.
Partnership with our dealers is integral to our collective success, and we have enjoyed long-tenured relationships averaging over 14 years. We support our dealer network with business development tools, co-branded marketing programs and in-house training, as well as an operations platform consisting of approximately 1,817 full-time employees across over 30 locations as of December 31, 2024. The full resources of the Company are dedicated to designing and manufacturing high-quality pool products with the homeowner in mind, and positioning ourselves as a value-added partner to our dealers.
Proposal One—Election of Class I Directors
Board Recommendation	Required Vote
FOR each nominee	Plurality of votes cast
Our Board currently consists of eight directors. Following a review of the individual and aggregate qualifications, attributes, skills and experience of Board members, our Board has re-nominated the three Class I directors for election at our Annual Meeting. Our Board believes that the director nominees will continue to collectively serve in the best interests of stockholders and the Company and assist our Board to fulfill its significant oversight role.
Each of the Class I director nominees will serve a three-year term and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.
Name and Age	Director Since	Independent	Primary or Most Recent Occupation	Current Board Committee(s)
James E. Cline* 73	2020	Yes	Former President and Chief Executive Officer, Trex Company, Inc.	Audit Compensation
DeLu Jackson 52	2023	Yes	Executive Vice President and Chief Marketing Officer, ADT Inc.	Audit Nominating and Corporate Governance
Mark P. Laven** 71	2020	Yes	Former President and Chief Executive Officer, Latham Pool Products	Nominating and Corporate Governance (Chair)

*
Chair of the Board of Directors

**
Vice Chair of the Board of Directors

2025 Proxy Statement 2

Proxy Summary
Qualifications, Attributes, Skills and Experience of our Directors
The following table sets forth a summary of key qualifications, attributes, skills and experience that our current directors contribute to our Board.
Number of Directors
Strategic Growth and M&A Experience	8
Senior Leadership or Management Experience	7
Finance or Accounting Experience	6
Consumer Products Expertise	5
Marketing and Brand Management Expertise	5
Manufacturing and Supply Chain Experience	5
International Business Operations Experience	5
Human Capital Management Expertise	4
Other Public Company Service	4
Risk Management and Compliance Expertise	3
Digital Transformations, Technology or Cybersecurity Expertise	2

2025 Proxy Statement 3

Proxy Summary
Compensation Governance
See “Named Executive Officer Compensation” for a detailed discussion of our compensation program and determinations for our named executive officers in 2024. The following table sets forth a summary of key compensation governance matters for our current program.
What We Do	What We Don’t Do

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Our independent Compensation Committee retains and actively engages with an independent compensation consultant

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We use peer group and/or executive compensation survey data, which is reviewed and updated annually, as a component of establishing target annual compensation

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Our 2021 Omnibus Plan aligns with stockholder interests and incorporates certain governance best practices, including no automatic annual increase in the share pool without stockholder approval, a minimum vesting period of one year (subject to limited exceptions), no liberal share recycling of stock options or stock appreciation rights (“SARs”), and no liberal change in control definition

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We have adopted and applied rigorous, objective financial goals to our incentive programs to align with our business strategy and our stockholders; our Compensation Committee adopted an objective adjustment policy for our incentive programs

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Annual equity awards represent a majority of the target annual compensation, a portion with time-based, four-year pro rata vesting (restricted stock units (“RSUs”)) and a portion that is performance-based with three-year cliff vesting (performance stock units (“PSUs”))

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Starting in 2024, we issued PSUs, in furtherance of pay-for-performance objectives

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Our incentive programs each have a fixed payout cap of 200% of target

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We have an equity grant policy for annual grants

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In 2024, we performed a compensation risk assessment, with no material adverse finding

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We are party to offer letters with named executive officers, which require restrictive covenants relevant to our business

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We apply Clawback Policies for incentive compensation to our executive officers, including a Dodd-Frank compliant policy and a policy to address calculation errors

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We utilize stock ownership guidelines for our named executive officers and non-employee directors

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No single-trigger vesting of equity awards upon change-in-control

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No hedging or pledging of our securities, and no using derivatives

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No tax gross-ups upon change-in-control or severance

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No guaranteed bonuses, except new hire or severance agreements, and no one-time equity awards, except new hires

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No significant perquisites, supplemental benefits, pension plans or defined benefit plans

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No repricing/replacing underwater stock options and SARs

2025 Proxy Statement 4

Proxy Summary
2024 Compensation Program
The compensation program for our named executive officers is designed to attract, motivate and retain qualified employees and to provide them incentives to achieve or exceed the Company’s annual operational, financial and strategic goals and to increase long-term stockholder value. As a new public company in 2021, our Compensation Committee continues to evolve our compensation philosophy, policies and practices for our named executive officers. The 2024 compensation program for named executive officers consisted of a base salary, an annual cash bonus opportunity, and annual equity awards (consisting of RSUs and PSUs).
Our Chief Executive Officer’s target annual compensation in 2024 generally was consistent with 2023, including:
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A base salary of  $465,000.

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A target annual cash bonus of 100% of base salary.

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Target annual equity awards of 250% of base salary.

Based on Company performance for 2024:
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He earned 144.0% of his target annual cash bonus, or $669,600, based on aggregate achievement of Net Sales (50% weighting) and Adjusted EBITDA margin percentage (50% weighting).

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He earned 182.3% of his target PSUs, or 221,524 PSUs, based on the Adjusted EBITDA performance measure; the earned PSUs remain subject to cliff vesting on the third anniversary of the grant date.

Key Corporate Governance Highlights
Our Board has taken a reasonable, measured approach in implementing our corporate governance policies and practices in light of our ongoing status as a controlled company and challenging macroeconomic conditions.
Our Board recognizes the importance of evolving our corporate governance practices as we become a mature publicly traded company. By no later than our 2028 annual meeting of stockholders, which is seven years following our initial public offering, our Board is committed to effectuate:
• Fully independent standing Committees (Audit, Compensation, and Nominating and Corporate Governance)—currently satisfied • A plurality plus resignation policy for uncontested director elections

2025 Proxy Statement 5

Proxy Summary
Key elements of our current governance are set forth below.

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Independent, non-executive Chair of Board

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Seven of eight independent directors, and fully independent Audit, Compensation and Nominating and Corporate Governance Committees

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Regular executive sessions of non-management directors, and at least an annual executive session of independent directors

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Annual Board and Committee self-evaluations

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Significant strategy and risk oversight by Board and Committees

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Director onboarding and continuing director education

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Annual review of Committee charters and key governance policies

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A director retirement provision in our Corporate Governance Guidelines, prohibiting nomination to a new term after age 75 (subject to limited waiver)

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Active oversight of cybersecurity, data privacy and related risk mitigation activities, human capital management and ESG initiatives and related public reporting

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Highly committed Board, including significant participation and director attendance at Board and Committee meetings

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Management and director succession planning

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No dual classes of Common Stock (i.e., no unequal voting rights)

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No poison pill

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No director overboarding

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No hedging, short sales or pledging regarding our securities, and no using derivatives

On April 27, 2021, we entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with Pamplona Capital Partners V, L.P., an investment fund (the “Pamplona Fund”) managed by affiliates of Pamplona Capital Management, LLC (together with its respective subsidiaries and affiliates, “Pamplona”), and Wynnchurch Capital Partners IV, L.P. (“Wynnchurch IV”) and WC Partners Executive IV, L.P. (“WC Executive”) (collectively, the “Wynnchurch Funds”), managed by affiliates of Wynnchurch Capital, L.P. (together with its respective subsidiaries and affiliates, “Wynnchurch”). The Stockholders’ Agreement grants Pamplona the right to nominate to our Board a number of designees on a sliding scale depending on Pamplona’s affiliates’ ownership of shares of the Company’s Common Stock, par value $0.0001 per share (our “Common Stock” or “shares of Common Stock”). Mr. Dellaquila, Mr. Laven, Mr. Pratt and Mr. Pruellage are the current designees of Pamplona under the Stockholders’ Agreement. Wynnchurch had certain director nomination rights, which they waived beginning in July 2022. For more information, see “Certain Relationships and Related Party Transactions—Stockholders’ Agreement.” References to our “Principal Stockholders” in this proxy statement refer to the Pamplona Fund, managed by Pamplona, and the Wynnchurch Funds, managed by Wynnchurch.
Environmental, Social and Governance
As a leading global manufacturer of in-ground swimming pools, our ambition is to lead the way towards a more sustainable future for our industry. Since 2021, we have worked with independent consultants to assess and increase our ESG performance, benchmark our efforts against industry peers, establish a comprehensive strategy to manage ESG risks and opportunities and continuously expand disclosure of our ESG program, including through the publication of an annual ESG Report. See https://ir.lathampool.com/esg for more information. See “—Board of Directors and Corporate Governance—Oversight of Environmental, Social and Governance.”

2025 Proxy Statement 6

Proxy Summary
Proposal Two—Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for 2025
Board Recommendation	Required Vote
FOR	Majority of the voting power present in person or represented by proxy and entitled to vote
Our Board is seeking stockholder support to ratify the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for 2025. Our Audit Committee conducted a competitive process to select an independent registered public accounting firm in 2020, and Deloitte & Touche was selected and appointed at such time. Our Audit Committee has continued its engagement with Deloitte & Touche since such appointment.
Our Audit Committee has reappointed Deloitte & Touche as the Company’s independent registered public accounting firm for the year ending December 31, 2025, including based upon the following factors:

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Efficiencies of continued engagement

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Audit effectiveness

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Expertise and industry knowledge

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External data on audit quality and performance

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Reasonableness of fees

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Communication

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Ratification proposal had strong support at the Company’s 2024 annual meeting

2025 Proxy Statement 7

Proposal One: Election of Class I Directors
General
At our Annual Meeting, our stockholders will vote to elect the three Class I director nominees named in this proxy statement. Class I directors elected at our Annual Meeting will serve for three-year terms until our annual meeting of stockholders to be held in 2028 and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.
Based on its beneficial ownership of our Common Stock as of the record date, Pamplona has the right to designate four directors to our Board.
Class I Directors—Nominees for Election at our Annual Meeting
Our Board nominated James E. Cline, DeLu Jackson and Mark P. Laven for election to our Board as Class I directors at our Annual Meeting. These nominees were recommended by our Nominating and Corporate Governance Committee and approved for nomination by our Board, each in accordance with our established process for evaluating candidates to serve on our Board. Mr. Laven is a director designee of Pamplona.
Our Nominating and Corporate Governance Committee recommended the appointment of the three director nominees after considering each of their backgrounds, qualifications and professional experience. See “Board of Directors and Corporate Governance—Qualifications, Attributes, Skills and Experience of our Directors”, and “—Identifying and Evaluating Candidates for Director” for additional information thereon.
Each of Messrs. Cline, Jackson and Laven currently serve on our Board, has consented to be named in this proxy statement and has agreed to serve, if elected. There are no family relationships among the director nominees or between them and any of our executive officers or continuing directors.
The following sets forth the biographical information regarding our Class I director nominees, including the experience, qualifications, attributes and skills that led our Board to conclude that each director should continue to serve on our Board.
Name and Age	Director Since	Independent	Primary or Most Recent Occupation	Current Board Committee(s)
James E. Cline* 73	2020	Yes	Former President and Chief Executive Officer, Trex Company, Inc.	Audit Compensation
DeLu Jackson 52	2023	Yes	Executive Vice President and Chief Marketing Officer, ADT Inc.	Audit Nominating and Corporate Governance
Mark P. Laven** 71	2020	Yes	Former President and Chief Executive Officer, Latham Pool Products	Nominating and Corporate Governance (Chair)

*
Chair of the Board of Directors

**
Vice Chair of the Board of Directors

2025 Proxy Statement 8

Proposal One: Election of Class I Directors
James E. Cline Chair of the Board Age: 73 Director Since: 2020 Committee Memberships: • Audit • Compensation
James E. Cline became a member of the board of directors of Latham Pool Products in March 2019 and of our Board in December 2020. Mr. Cline became the Chair of our Board on December 14, 2020. Since 2020, Mr. Cline has served as chair of the board of Trex Company, Inc. (NYSE: TREX) (“Trex”), a manufacturer of outdoor living products. From 2015 to 2020, Mr. Cline served as President and Chief Executive Officer and a member of the board of directors of Trex. From 2013 to 2020, he was the Senior Vice President and Chief Financial Officer of Trex. From 2008 to 2013, Mr. Cline served as Vice President and Chief Financial Officer of Trex. Prior to Trex, Mr. Cline served as the President of Harsco GasServ, a subsidiary of Harsco Corporation, a manufacturer of containment and control equipment for the global gas industry, from 2005 to 2007, and was the Vice President and Controller for Harsco GasServ from 1994 to 2005. In connection with the purchase of Harsco GasServ by Taylor-Wharton International LLC, which was owned by Windpoint Partners Company, Mr. Cline served as a consultant to the buyers in 2008 by providing transition management and financial services. Mr. Cline served in various capacities with the Huffy Corporation from 1976 to 1994, including as Director of Finance of its True Temper Hardware subsidiary, a manufacturer of lawn care and construction products. Mr. Cline holds a Bachelor of Science in Business Administration degree in accounting from Bowling Green State University.
We believe Mr. Cline is qualified to serve as a member of our Board because of his experience as a member of the board of directors of Latham Pool Products, his extensive leadership experience and extensive experience in the consumer products industry, including for a public company. Our Board also determined his significant finance and accounting expertise qualifies him as an “audit committee financial expert” under SEC rules.

DeLu Jackson Age: 52 Director Since: 2023 Committee Memberships: • Audit • Nominating and Corporate Governance
DeLu Jackson became a member of our Board in March 2023. Since September 2021, Mr. Jackson has served as Executive Vice President and Chief Marketing Officer of ADT Inc. (NYSE: ADT), a leader in smart home and small business security. From August 2017 until September 2021, Mr. Jackson was Vice President—Head of Marketing and Digital at Conagra Brands, Inc. (NYSE: CAG), a leading branded food company. Before joining Conagra Brands, he served in senior digital and marketing roles for domestic and international brands, including Kellogg Company, McDonald’s Corporation, Nissan Motor Co., Ltd, Audi of America and Subaru of America. Mr. Jackson also serves on the board of directors of Brag House Inc. (an esports platform), the Western Golf Association and the Chicago Public Library Foundation. Mr. Jackson holds an MBA from NYU Stern School of Business and a BA in Politics from Princeton University.
We believe Mr. Jackson is qualified to serve as a member of our Board because of his experience as a public company executive, his expertise in digital and marketing strategy and knowledge of consumer products.

2025 Proxy Statement 9

Proposal One: Election of Class I Directors
Mark P. Laven Vice Chair of the Board Age: 71 Director Since: 2020 Committee Membership: • Nominating and Corporate Governance, Chair
Mark P. Laven became a member of the board of directors of Latham Pool Products in December 2001 and a member of our Board in December 2020. Mr. Laven became the Vice Chair of our Board on December 14, 2020. From December 2001 to October 2017, Mr. Laven served as President and Chief Executive Officer of Latham Pool Products and he served as Chair of Latham Pool Products until December 14, 2020. From 2004 to 2008, he was a member of the board of the Association of Pool Spa Professionals, a national trade association. Mr. Laven holds a Bachelor of Science degree in Business Administration from Ithaca College.
We believe Mr. Laven is qualified to serve as a member of our Board because of his experience building and leading our business for over 19 years, his insight into corporate matters as former Chair of Latham Pool Products’ board of directors and the previous President and Chief Executive Officer, and his extensive leadership experience in the pool industry.

If any nominee becomes unable or unwilling to serve between the date of this proxy statement and our Annual Meeting, which we do not anticipate, then our Board may designate a new nominee. In that case, the persons named as proxies on the attached proxy card will vote for that substitute nominee (unless the proxies were previously instructed to withhold votes for the nominee who has become unable or unwilling to serve). Alternatively, our Board may reduce its size.
Our Board recommends that our stockholders vote “FOR” the election of each of the nominated Class I directors

2025 Proxy Statement 10

Board of Directors and Corporate Governance
Board of Directors
Our Board currently consists of eight members and is divided into three classes. The members of each class serve staggered, three-year terms. At each annual meeting, our stockholders will be requested to elect the successors to one class of our directors for three-year terms. Each of our directors serve as a director until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.
The authorized number of directors may be increased or decreased by our Board in accordance with our certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.
See “Certain Relationships and Related Party Transactions—Stockholders’ Agreement” for information regarding director nomination and other rights currently held by Pamplona and director nomination and other rights previously held by Wynnchurch until its waiver in July 2022.
See “Proposal One: Election of Class I Directors” for biographical information on our Class I directors. The following sets forth biographical information regarding our Class II and III directors, including the experience, qualifications, attributes and skills that led our Board to conclude that each director should continue to serve on our Board.
Class II Directors—Term Expiring at the 2026 Annual Meeting
Name and Age	Director Since	Independent	Primary or Most Recent Occupation	Current Board Committee(s)
Frank J. Dellaquila(1) 68	2024	Yes	Service as Board Director/ Manager; Former Senior Executive Vice President and Chief Financial Officer of Emerson Electric Co.	Audit (Chair)
William M. Pruellage 51	2020	Yes	Managing Partner, Pamplona	Compensation
Scott M. Rajeski 58	2020	No	President and Chief Executive Officer, Latham	None

(1)
Mr. Dellaquila was appointed to our Board on October 9, 2024, promptly filling an existing vacancy on our Board following the resignation by Mr. Robert D. Evans, a Class II director on October 9, 2024.

2025 Proxy Statement 11

Board of Directors and Corporate Governance
Frank J. Dellaquila Age: 68 Director Since: 2024 Committee Membership: • Audit, Chair
Frank J. Dellaquila became a member of our Board in October 2024. Mr. Dellaquila served as the Senior Executive Vice President and Chief Financial Officer of Emerson Electric Co. (NYSE: EMR) (“Emerson”), a global technology and software company with a leading automation portfolio from November 2016 through May 2023. Mr. Dellaquila joined Emerson in 1991, and held several positions of increasing responsibility, including Corporate Vice President and Treasurer from 1991 to 2000, Senior Vice President and Chief Financial Officer of Emerson Motor Company from 2000 to 2004, Senior Vice President, Acquisitions and Development from 2004 to 2009, Senior Vice President and Chief Financial Officer from 2009 to 2012, and Executive Vice President and Chief Financial Officer from 2012 to 2016. Previously, Mr. Dellaquila served in various financial analyst and treasury roles of several global companies from 1978 to 1991. Mr. Dellaquila has served on the board of directors of Reliance, Inc. (NYSE: RS), a leading global diversified metal solutions provider, since October 2021 and also serves as chair of the audit committee. He has also served as a director and member of the finance committee of FM, Inc. (formerly known as FM Global Insurance Co.), a privately-held mutual insurance company, since December 2022. Mr. Dellaquila previously served on the board of directors and as a member of the finance and audit committees of Aptiv PLC (NYSE: APTV), a global technology company, from December 2017 to April 2020. Mr. Dellaquila holds a Bachelor of Science degree in accounting from Fordham University College of Business Administration and a Master of Business Administration degree in finance from Columbia University Graduate School of Business.
We believe Mr. Dellaquila is qualified to serve as a member of our Board because of his significant financial, corporate development and accounting roles over 45 years, including 14 years of service as the chief financial officer of a large global public company, and his experience of serving on boards and audit committees of multiple public and private companies. Our Board also determined his significant finance and accounting expertise qualifies him as an “audit committee financial expert” under SEC rules.

2025 Proxy Statement 12

Board of Directors and Corporate Governance
William M. Pruellage Age: 51 Director Since: 2020 Committee Membership: • Compensation
William M. Pruellage became a member of the board of directors of Latham Pool Products in December 2018 and of our Board in December 2020. Mr. Pruellage joined Pamplona in 2014 and has served as Managing Partner since 2018. Prior to Pamplona, Mr. Pruellage was the Co-President of Castle Harlan, Inc., where he was employed since 1997. Prior to that, Mr. Pruellage was a mergers and acquisitions banker at Merrill Lynch. During his time at Pamplona, Mr. Pruellage has served on the board of directors of several companies, including Loparex, a global manufacturer of engineered films and release liners, BFG Supply, a national distributor of consumables, greenhouse durables, and technical equipment to the green industry, CSC ServiceWorks, Inc., a provider of commercial laundry services and air vending solutions, BakeMark, a manufacturer of baking ingredients, Veritext, a diversified legal services provider, nThrive, a payment solutions provider for the healthcare industry, and Lumos Networks (Nasdaq: LMOS), a broadband internet provider. Prior to Pamplona, Mr. Pruellage served on the board of directors of numerous companies, including Exterran (NYSE: EXTN), an oil and gas company, Ames True Temper, a manufacturer of garden products, GoldStar Foods, a food distributor, Pretium Packaging, a plastics manufacturer, Securus, a prison communications firm, RathGibson, a manufacturer of tubing and pipe, Baker & Taylor, a book distributor, Verdugt Specialty Chemicals, a chemicals company, Anchor Drilling Fluids, a drilling fluids company, and Universal Compression (NYSE: UCO), a provider of natural gas compression equipment and services. Mr. Pruellage holds a Bachelor of Science, summa cum laude, in Finance and International Business from Georgetown University.
We believe Mr. Pruellage is qualified to serve as a member of our Board because of his extensive investment management experience and because of his experience serving on the boards of multiple companies, including public companies.

Scott M. Rajeski President and Chief Executive Officer Age: 58 Director Since: 2020
Scott M. Rajeski has served as President and Chief Executive Officer of our wholly-owned subsidiary, Latham Pool Products Inc., since October 2017 and as our Chief Executive Officer and Director since December 2020. He previously served as Latham Pool Products’ Chief Financial Officer and Vice President since August 2012. Prior to that, Mr. Rajeski served as a Director of Finance at GlobalFoundries, a semiconductor manufacturing company, from 2009 to 2012. Prior to that Mr. Rajeski was the Chief Financial Officer for Americas of Momentive Performance Materials/GE Silicones, a former division of General Electric, from 2004 to 2009 and held various finance positions at General Electric from 1991 to 2003. Mr. Rajeski holds a Bachelor of Science degree in math and a minor in business economics from the State University of New York at Potsdam and a Master of Business Administration degree from Clarkson University. Mr. Rajeski also graduated from General Electric’s Executive Finance Leadership Program and Finance Management Program, and is a certified Six Sigma Black Belt.
We believe Mr. Rajeski is qualified to serve as a member of our Board because of his experience building and leading our business, his insight into corporate matters as our Chief Executive Officer, his extensive finance and leadership background and his extensive leadership experience in the pool industry.

2025 Proxy Statement 13

Board of Directors and Corporate Governance
Class III Directors—Term Expiring at the 2027 Annual Meeting
Name and Age	Director Since	Independent	Primary or Most Recent Occupation	Current Board Committee(s)
Suzan Morno-Wade 57	2021	Yes	Chief Human Resources Officer, Xerox; Executive Vice President of Xerox Holdings Corporation	Compensation (Chair)
Brian Pratt 30	2023	Yes	Vice President, Pamplona Capital Management, LLC	Nominating and Corporate Governance
Suzan Morno-Wade Age: 57 Director Since: 2021 Committee Membership: • Compensation, Chair
Suzan Morno-Wade became a member of our Board in March 2021. Ms. Morno-Wade is a seasoned Chief Human Resources Officer (“CHRO”), Executive, and Board Director with a robust human capital and finance background. Recently she served as Executive Vice President and CHRO of Xerox Holdings Corporation (NASDAQ: XRX), a global print and document products and services company from November 2018 to April 2024. Prior to Xerox, she served in executive leadership roles at Hess Corporation (NYSE: HES), a global independent energy company. Throughout her career, Ms. Morno-Wade has worked across a broad spectrum of industries including technology, industrial and consumer goods, and oil and gas. Ms. Morno-Wade has held progressive senior roles in Fortune 500 companies, showcasing her ability to drive impactful change and deliver results at the highest levels of corporate leadership. Ms. Morno-Wade obtained a Bachelor’s of Science degree from the University of Illinois and a Financial Management Program certificate from General Electric Company. In 2024, she achieved a directorship certification from the National Association of Corporate Directors. Ms. Morno-Wade also serves as an Independent Director and Chair of the Compensation and Leadership Development Committee of Veritiv Holdings, Inc., a provider of packaging, print and facility solutions.
We believe Ms. Morno-Wade is qualified to serve as a member of our Board because of her deep global experience as a CHRO in a public company with over 25,000 employees in 100+ countries. Additionally, she has experience managing C-level successions and transitions, leading corporate and functional transformations, guiding organizations through various business stages and navigating shareholder activism. For over two decades, Ms. Morno-Wade has been a trusted business partner to CEOs, senior leaders and Boards and her expertise in developing human capital strategies has enhanced both employee engagement and business performance.

2025 Proxy Statement 14

Board of Directors and Corporate Governance
Brian Pratt Age: 30 Director Since: 2023 Committee Membership: • Nominating and Corporate Governance
Brian Pratt became a member of our Board in March 2023. Mr. Pratt is a Vice President of Pamplona Capital Management LLC, having joined the firm in March 2019. Since 2019, Mr. Pratt has worked closely with our Board and Company management on financial, operational and transactional matters. Mr. Pratt serves on the board of several other companies, including BFG Supply, a national distributor of consumables, greenhouse durables, and technical equipment to the green industry, CSC ServiceWorks, Inc., a provider of commercial laundry services and air vending solutions, Loparex, a global manufacturer of engineered films and release liners, and Savista, an end-to-end revenue cycle management business. Prior to joining Pamplona, Mr. Pratt worked in the investment banking division at Barclays from 2017 to February 2019. Mr. Pratt holds a Bachelor of Science in Political Science from Yale University.
We believe Mr. Pratt is qualified to serve as a member of our Board because of his financial and acquisition skills and experience and strategic and consumer products knowledge.

2025 Proxy Statement 15

Board of Directors and Corporate Governance
Qualifications, Attributes, Skills and Experience of our Directors
The following table sets forth a summary of additional key qualifications, attributes, skills and experience that our current directors contribute to our Board to ensure our Board fulfills its oversight role and responsibilities, in the context of the operations and strategy of our business and the long-term interests of stockholders.
Number of Directors
Strategic Growth and M&A Experience. Directors who have strategic growth and M&A experience provide valuable insight into our efforts to maintain and grow our market leadership across product categories, including through strategic investments and acquisitions that require significant integration efforts, as well as our organic growth through investments in research and development, technology, manufacturing capacity and other capital expenditures.	8
Senior Leadership or Management Experience. Directors who have served in senior leadership positions can provide perspective in enterprise leadership, business strategy, risk identification and mitigation, and day-to-day execution of important operational, organizational, and policy activities.	7
Finance or Accounting Experience. Directors that have detailed knowledge of accounting regulations, accounting and financial reporting processes (including internal controls), and capital markets and financing transactions can oversee our public company reporting and related internal controls, as well as provide guidance on operations, budgeting, cash flows, liquidity and stakeholder engagement.	6
Consumer Products Expertise. We are a consumer products company that markets to individual consumers, and therefore directors with such expertise can understand consumer demand and have unique insights on related opportunities and risks related to this sector.	5
Marketing and Brand Management Expertise. Directors with marketing and brand management expertise can provide guidance as our senior leadership team seeks to increase brand awareness, address the competitive landscape and expand our market share throughout various economic cycles, and our unique industry approach with consumers.	5
Manufacturing and Supply Chain Experience. We have significant manufacturing operations and a global supply chain, and directors with related experience can provide oversight of related activities, from obtaining the global supply of raw materials, mass production of our products, inventory management, transportation and distribution, product and worker safety and ESG.	5
International Business Operations Experience. Directors with international business operations experience can provide useful business, regulatory and cultural perspective regarding global operations and understand the unique risks of international operations.	5
Human Capital Management Expertise. Directors with expertise in human capital management bring important perspectives on strategies to attract, motivate and retain qualified executives and other employees, train and support our workforce, cultivate new talent and promote our corporate culture.	4
Other Public Company Service. Directors that have led a public company as an executive or served as a director have expertise on corporate governance, audit, compensation, public reporting, stockholder engagement, and other matters unique to public companies and understand how to assist management in an oversight capacity.	4
Risk Management and Compliance Expertise. Directors who have risk management and compliance expertise can provide experience, strategic advice and oversight to our senior leadership team in establishing an appropriate compliance program and in identifying, assessing, addressing and mitigating enterprise risks.	3
Digital Transformations, Technology or Cybersecurity Expertise. Directors with digital transformation expertise are relevant to our multi-year enterprise resource planning implementation. Further, as a technology-focused consumer brand, directors with technology or cybersecurity expertise can oversee our significant technology investments and assist in overseeing our management of customer data and understanding the practical implications of implementing a cybersecurity program for a global company.	2

2025 Proxy Statement 16

Board of Directors and Corporate Governance
Identifying and Evaluating Candidates for Director
Subject to the terms of the Stockholders’ Agreement, our Nominating and Corporate Governance Committee has, as one of its responsibilities, the recommendation of director candidates to our Board. Nominees for directorship are identified by our Nominating and Corporate Governance Committee in accordance with the criteria set forth below and any other criteria that may be identified by our Board or a committee of our Board, if appropriate, and in accordance with the procedures set forth in our Nominating and Corporate Governance Committee’s charter. Our Nominating and Corporate Governance Committee considers recommendations of director candidates from a range of sources, provided any recommendations are validly made in accordance with our governance documents and applicable law, and the Nominating and Corporate Governance Committee does not evaluate director candidates differently based on the source of the recommendation. Our Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise, as discussed above, with a reputation for integrity. Our Nominating and Corporate Governance Committee’s assessment of a potential candidate will include an individual’s independence, as well as consideration of skills and experience, in the context of the needs of the Company.
In addition to the key qualifications, attributes, skills and experience noted above, the minimum core criteria assessed by our Nominating and Corporate Governance Committee when evaluating a candidate for director include:
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Ensuring No Director Overboarding. No director should serve on more than three other public company boards. No member of our Audit Committee should serve on more than two other public company audit committees. No director who is an executive officer of another public company should serve on more than one other public company board, aside from the board of his/her own company. Directors should advise the Chair of our Board and the chair of our Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board or audit committee or to assume the chair or lead independent director position on another public company board.

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Financial Literacy. Directors should know how to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating the financial performance of the Company.

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Character. Directors should be persons of good character and thus should possess all of the following personal characteristics:

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Integrity: Directors should demonstrate high ethical standards and integrity in their personal and professional dealings;

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Accountability: Directors should be willing to be accountable for their decisions as directors;

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Judgment: Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;

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Responsibility: Directors should interact with each other in a manner which encourages responsible, open, challenging and inspired discussion;

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High Performance Standards: Directors should have a history of achievements which reflects high standards for themselves and others;

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Commitment and Enthusiasm: Directors should be committed to, and enthusiastic about, their performance for the Company as directors, both in absolute terms and relative to their peers; and

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Courage: Directors should possess the courage to express views openly, even in the face of opposition.

2025 Proxy Statement 17

Board of Directors and Corporate Governance
•
Expectations. Each director will be expected to: dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties; comply with the duties and responsibilities set forth herein and in the Amended and Restated Bylaws of the Company; comply with all duties of care, loyalty and confidentiality applicable to directors of publicly traded corporations organized in our jurisdiction of incorporation, subject to the provisions set forth in the Company’s governing documents; and adhere to the Company’s Code of Conduct and Business Ethics, including, but not limited to, the policies on conflicts of interest expressed therein and any other Company policies that apply to directors.

Director Independence
Our Common Stock is listed on the Nasdaq Global Select Market (“Nasdaq”). So long as the Pamplona Fund and the Wynnchurch Funds continue to control more than 50% of our combined voting power, we will continue to be considered a “controlled company” for the purposes of Nasdaq’s rules and corporate governance standards. As a “controlled company,” we are not subject to certain corporate governance requirements.
Our Board reviews director independence in accordance with the applicable rules of Nasdaq, based on the recommendation of our Nominating and Corporate Governance Committee. The independence rules include a series of objective tests, including that a director has not been employed by us within the last three years and has not engaged in various types of business dealings with us. In addition, our Board must make the subjective determination as to each independent director that no relationship exists which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Board Majority of Independent Directors, with Independent Committees
Our Board has determined that each of James E. Cline, Frank J. Dellaquila, DeLu Jackson, Mark P. Laven, Suzan Morno-Wade, Brian Pratt and William M. Pruellage are independent directors under Nasdaq rules. Our Board further has determined that each member of our Audit Committee and our Compensation Committee qualifies as independent under the additional independence rules established by the U.S. Securities and Exchange Commission (the “SEC”) and Nasdaq for service on such Committees.
As a “controlled company,” we are also permitted to elect not to comply with certain other corporate governance requirements, although we currently comply, including (1) that our Board have a majority of independent directors and (2) that our Compensation Committee and our Nominating and Corporate Governance Committee each be composed entirely of independent directors. In the event that we cease to be a “controlled company” and our shares of Common Stock continue to be listed on Nasdaq, we intend to comply with the independence requirements within the applicable transition periods to the extent not already satisfied.
Board Diversity
Although we are an emerging growth company and a controlled company as of the record date, the Company and our Board continue to seek to ensure our Board includes directors with diverse attributes and backgrounds, as well as critical qualifications, skills and experience relevant to the Company’s business and strategy. Set forth below is summary information regarding our directors’ independence, age and gender and ethnic diversity.
Board Diversity
We have achieved our commitment to have at least two diverse Board members by 2025. We also have taken the Board Challenge Charter Pledge to support the goal of true and full representation on all boards of directors and to support and encourage the broader corporate community to accelerate these important changes.

2025 Proxy Statement 18

Board of Directors and Corporate Governance
Board Roles and Responsibilities
As outlined in our Corporate Governance Guidelines and further discussed below, our Board is elected by stockholders to provide oversight and strategic guidance to management. The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, directors are entitled to rely on the honesty and integrity of the Company’s officers, employees, outside advisors and independent auditors. Our Board selects and oversees management, to whom our Board delegates the authority and responsibility for the conduct of the day-to-day operations of the business. Our Board utilizes a strategic planning process to establish objectives and goals for the Company, taking into account the opportunities and risks of the Company’s business and affairs. Our Board reviews, approves and modifies as appropriate the strategies proposed by management to achieve such objectives and goals.
Board Leadership
Our Board is led by our independent Chair, Mr. Cline, who has served in this capacity since December 2020 and is the former President and Chief Executive Officer of Trex. We believe this current leadership structure allows for Mr. Rajeski, our President and Chief Executive Officer, to focus on executing the Company’s strategy and policies adopted by our Board and to lead and manage the Company’s day-to-day operations and performance. Our Corporate Governance Guidelines provide that if the Company is not a controlled company and if our Chair of the Board is not an independent director, then our Board will appoint a Lead Director that is independent and such person will have many of the same responsibilities of our independent Chair.

2025 Proxy Statement 19

Board of Directors and Corporate Governance
The Company benefits from Mr. Cline’s significant leadership experience and accumulated expertise in the consumer products industry and specifically the outdoor living category. Mr. Cline’s roles, powers and responsibilities in serving as Chair of the Board include the matters set forth below.

Board Meeting Planning
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Establishes the agenda for Board meetings, in consultation with management and other directors, to ensure our Board focuses on critical oversight matters.

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Reviews and approves Board and Committee meeting materials, and reviews other information periodically provided to directors.

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Reviews meeting schedules to assure that there is sufficient time to discuss agenda matters, and that key advisors and employees are involved as appropriate.

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Has authority to call special meetings of our Board or independent directors.

Communications
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Serves as a liaison between management and our Board.

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Communicates on behalf of our Board, including with significant stockholders, as appropriate.

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Establishes a relationship with management built on trust to provide support, guidance and feedback while respecting executive roles and responsibilities.

Board Function
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Presides at meetings of our Board and executive sessions of the independent directors.

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Helps to ensure our Board is effective and efficient.

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Advises management of our Board’s information needs and follows up with feedback on Board meeting discussions.

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Supports the roles and responsibilities of Committee Chairs.

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Promotes key principles of corporate governance.

Further, our independent Board leadership is enhanced by the deep engagement and critical insights provided by our seven independent directors. In addition, we have a fully independent Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee that provide significant oversight of key Board functions.
Board Committees
Our Board committees include our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each Committee operates under a written charter approved by our Board, which the applicable Committee and our Board review annually. Each charter is available under the Governance tab on our Investor Relations website, at https://ir.lathampool.com/.
Our Committees are currently comprised entirely of independent directors. If at any time we cease to be a “controlled company” under the Nasdaq rules, our Board will comply with the applicable Nasdaq rules, including having the foregoing committees composed entirely of independent directors, subject to a permitted “phase-in” period.
See “Certain Relationships and Related Party Transactions—Stockholders’ Agreement” for information regarding Committee nomination and other rights currently held by Pamplona, as well as the Committee observer and other rights previously held by Wynnchurch until its waiver in July 2022.

2025 Proxy Statement 20

Board of Directors and Corporate Governance
Our Nominating and Corporate Governance Committee recommends and our Board appoints our Committee members and Chairs. The following table provides membership as of the record date and meeting information for 2024 for each of these Committees. Mr. Rajeski does not serve on any standing committees of our Board.
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
James E. Cline, Chair of Board	X	X	—
Frank J. Dellaquila (1)	C	—	—
DeLu Jackson	X	—	X
Mark P. Laven, Vice Chair of Board	—	—	C
Suzan Morno-Wade	—	C	—
Brian Pratt	—	—	X
William M. Pruellage	—	X	—
Total meetings in 2024	4	6	4
C = Committee Chair; X = Member
(1)
Mr. Dellaquila was appointed as Chair to our Audit Committee upon his appointment to our Board on October 9, 2024. Mr. Robert D. Evans served as Chair of our Audit Committee until his resignation from our Board on October 9, 2024.

2025 Proxy Statement 21

Board of Directors and Corporate Governance
Audit Committee
Our Audit Committee assists our Board by providing independent, objective oversight of our auditing, accounting and financial reporting activities. The principal duties and responsibilities of our Audit Committee are set forth below.

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Oversee and monitor our financial reporting and accounting processes and related internal control system, including monitoring the effectiveness of internal control over financial reporting and disclosure controls and procedures.

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Oversee and monitor the quality and integrity of our financial statements, including reviewing reports filed or furnished to the SEC that include our financial statements or results.

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Sole and direct responsibility to oversee and assess the independence, qualifications, retention, scope, performance and compensation of our independent registered public accounting firm, including its audit of our financial statements.

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Oversee and monitor the performance, appointment and retention of our internal audit function.

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Discuss, oversee and monitor policies with respect to risk assessment and risk management, and review and discuss major financial risk exposures.

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Oversee and monitor our compliance with significant legal and regulatory matters, as well as oversee our corporate compliance and ethics program.

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Prepare the annual Audit Committee report to be included in our annual proxy statement, as well as review other related disclosures in such proxy statement or other SEC filing.

Our Audit Committee has the authority to retain counsel and other advisors to fulfill its responsibilities and duties. Our Audit Committee may also form and delegate authority to subcommittees, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements.
Our Board has determined that each of James E. Cline and Frank J. Dellaquila qualifies as an “audit committee financial expert” and that each member of our Audit Committee has sufficient knowledge in reading and understanding financial statements.
Our Audit Committee charter also provides that an Audit Committee member may not simultaneously serve on more than two other audit committees of public companies unless our Board determines that such service would not impair the ability of such person to effectively serve on our Audit Committee. No Audit Committee member currently serves on more than two other audit committees of public companies.
See “Report of our Audit Committee,” “Other Audit Committee Matters,” and “Proposal Two: Ratification of the Appointment of Deloitte & Touche as our Independent Registered Public Accounting Firm for 2025” for additional information regarding Audit Committee activities.

2025 Proxy Statement 22

Board of Directors and Corporate Governance
Compensation Committee
Our Compensation Committee is responsible for overseeing the compensation of our Chief Executive Officer and other executive officers, and for oversight of our incentive compensation and equity-based plans. The principal duties and responsibilities of our Compensation Committee are set forth below.

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Review and approve goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, the evaluation of the Chief Executive Officer’s and other executive officers’ performance of such goals and objectives, and the determination and approval of compensation based on such evaluation. Such compensation review includes base salary, bonus, equity awards, perquisites and other material benefits.

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Review and approve any employment, severance, change-in-control or similar agreements with any executive officer.

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Review and approve, or make recommendations to our Board regarding our compensation philosophy, strategy, policies and programs applicable to our executive officers.

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Review and approve the appropriate peer group and other survey data utilized to benchmark or evaluate executive compensation and benefits, if any.

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Review, approve and monitor our incentive compensation plans and equity-based plans, including approval of financial and other performance targets applicable to our executive officers, and any incentive or equity-based grants made to our executive officers; provided, that the Compensation Committee will not oversee any non-equity based incentive plans for non-executive officers, unless it so elects in its discretion.

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Sole and direct responsibility to oversee and assess the independence, qualifications, retention, scope, performance and compensation of our Compensation Committee’s independent compensation consultant.

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Review and make recommendations to our Board regarding compensation of non-employee directors.

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Develop, review and recommend to our Board a succession plan for the chief executive officer and other executive officers for both contingent and long-term leadership planning.

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Review, and recommend to our Board, one or more clawback policies and monitor compliance and recoveries, if any.

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Review compensation- and human capital management-related disclosures in our annual proxy statement or other SEC filings, and review Company and stockholder proposals related to compensation matters.

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Review and approve any Stock Ownership Guideline and monitor compliance with such guidelines.

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Review, at least on an annual basis, an assessment of whether the risks arising from our compensation policies and practices for all employees encourage excessive risk-taking or are reasonably likely to have a material adverse effect on the Company, and to evaluate compensation practices and programs that could mitigate compensation risks generally.

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Oversee the development and effectiveness of our human capital management practices, policies and strategies.

Our Compensation Committee may form and delegate authority to subcommittees, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements.
Our Board has determined that each member of our Compensation Committee qualifies as a non-employee director under applicable rules and regulations of the SEC.

2025 Proxy Statement 23

Board of Directors and Corporate Governance
Role of Independent Compensation Consultant and Management
Our Compensation Committee has the authority to retain counsel and other advisors to fulfill its responsibilities and duties. In connection with the engagement of such advisors generally, our Compensation Committee reviews the independence of such advisor, based on factors specified by Nasdaq, and other factors it deems appropriate, and specifically with respect to any compensation consultant, any actual or potential conflicts of interest.
Our Compensation Committee determined to re-engage Pearl Meyer & Partners, LLC, its independent compensation consultant since 2020. Upon engagement and consistent with historical practice, our Compensation Committee worked with management to determine Pearl Meyer’s responsibilities and direct its work product for 2024, although our Compensation Committee was responsible for formal approval of the work plan. Pearl Meyer performed no other services for us for 2024, and our Compensation Committee determined there were no conflicts of interest raised by the work of Pearl Meyer for 2024.
Our Compensation Committee also regularly receives input from management, including our Chief Executive Officer, our General Counsel and our Chief Human Resources Officer, with respect to the Company’s executive compensation program and other human capital matters.
See “Named Executive Officer Compensation” and “Named Executive Officer Compensation Tables” for further information on the activities of our Compensation Committee, Pearl Meyer and management regarding the consideration and determination of named executive officer compensation in 2024, and “Director Compensation” for further information on the activities of our Compensation Committee and Pearl Meyer regarding our 2024 non-employee director compensation program.

2025 Proxy Statement 24

Board of Directors and Corporate Governance
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee identifies and recommends director nominees to our Board for election, develops and recommends to our Board the Corporate Governance Guidelines and other key governance policies, and oversees Board and Committee self-evaluations. The principal duties and responsibilities of our Nominating and Corporate Governance Committee are set forth below.

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Develop and recommend to the Board for approval the criteria for membership on the Board.

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Identify and evaluate candidates qualified to become directors of the Company (including any candidates nominated or recommended by stockholders), consistent with criteria approved by our Board.

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Recommend to our Board nominees for election as directors at the next annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected, as well as to recommend directors to serve on our Committees.

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Recommend to our Board candidates to fill vacancies and newly created directorships on our Board.

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Evaluate and make recommendations to the Board regarding the independence of directors and director candidates.

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Evaluate and make recommendations to the Board regarding director succession planning matters.

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Review and make recommendations to our Board regarding the size, composition, leadership, organization and responsibilities of our Board and Committees.

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Develop, review and assess annually the adequacy of our Corporate Governance Guidelines and other key governance principles and guidelines, recommend to our Board any changes deemed appropriate, and monitor or administer such policies as appropriate.

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Oversee the self-evaluation of our Board and Committees.

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Oversight of environmental, social and governance strategy, initiatives, policies, reporting and related activities.

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Oversee director onboarding and continuing education programs.

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Review director and governance-related disclosures in our annual proxy statement or other SEC filing.

Our Nominating and Corporate Governance Committee has the authority to retain counsel and other advisors to fulfill its responsibilities and duties. Our Nominating and Corporate Governance Committee may also form and delegate authority to subcommittees, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements.
See “—Qualifications, Attributes, Skills and Experience of our Directors” and “—Identifying and Evaluating Candidates for Director” for a description of the experience, mix of skills and other criteria that our Nominating and Corporate Governance Committee considers in the director nomination process or to fill vacancies or newly created directorships. Our Nominating and Corporate Governance Committee considers candidates for our Board from any reasonable source, including recommendations from our existing directors, management, stockholders and any third-party search firms engaged, and does not evaluate candidates differently based on the source of the recommendation.
See “Questions and Answers—When are stockholder proposals due for next year’s annual meeting of the stockholders?” for information for stockholders to present timely notice of stockholder proposals and director nominations. See also our Amended and Restated Bylaws for additional information required to nominate candidates for election as directors or to bring other business before an annual stockholder meeting.

2025 Proxy Statement 25

Board of Directors and Corporate Governance
Meetings of Our Board
Our Board and Committees meet throughout the year generally on a set schedule, and also hold special meetings and act by written consent as appropriate. Our Board held six meetings during 2024. Our non-management directors hold regularly scheduled executive sessions, which generally occur around regularly scheduled meetings of our Board. The independent directors also meet in executive session at least annually.
All directors are expected to attend all of the meetings of our Board and our Board committees on which they serve. During 2024, each person currently serving as a director attended at least 75% of the aggregate of the total number of meetings of our Board and each Committee of which such director was a member. Each director also is encouraged and expected to attend the Company’s annual meeting. All of our current directors who were then serving on our Board attended the 2024 annual meeting of stockholders.
Board’s Role in Risk Oversight
Our Board and Committees have a significant role in overseeing management’s activities regarding risk identification, risk management and risk mitigation. While each Committee is responsible for specific matters, our Board is informed regularly through Committee reports about material activities and discussions. Our Board and Committees also regularly meet to discuss these matters in executive session with their independent advisors and other advisors, as well as with certain members of management. Set forth below is a non-exhaustive list of key risk topics that are subject to Board and Committee oversight.
Board

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General risks, including reputational, crisis management and employee safety

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Management’s annual business plan and budget, and long-term strategic and industry considerations

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Operations (including key marketing activities and dealer/distribution matters)

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Liquidity, capital resources, capital expenditures, cash management and related material transactions (including securities and financing transactions)

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Emerging technologies and innovation, including material research and development activities

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Strategic acquisitions, mergers, investments and divestitures

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Crisis management

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Cybersecurity, data privacy matters and related risk mitigation activities

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Critical out-of-the-ordinary course matters, such as macroeconomic and weather conditions, catastrophic events, and supply chain challenges

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Implementation of our new enterprise resource planning system

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Human capital management, including talent acquisition, retention and turnover, compensation employee safety, culture, talent development and training, and diversity, equity and inclusion

•
Stockholder engagement

•
Product quality and safety

2025 Proxy Statement 26

Board of Directors and Corporate Governance
Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

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Major financial risk exposures and risk management policies

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Audit of financial statements and primary SEC filings, and related disclosure controls and procedures

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Internal audit function and related internal control system

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Compliance, ethics, legal and regulatory matters, including whistleblower hotline reports

•
Related person transactions

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Insurance

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Compensation strategy and benchmarking, and stakeholder alignment

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Executive officer compensation setting, structure, policies and programs

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Executive officer performance and related corporate goals and objectives

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Incentive plans, equity-based plans, and employment, severance and change-of-control agreements

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Non-employee director compensation

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Clawback Policies

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Stock Ownership Guidelines

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Executive officer succession planning and talent acquisition

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Board membership criteria and evaluation

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Size, composition and organization of our Board and Committees

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ESG program, including strategy, initiatives, policies, reporting and related activities

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Key corporate governance, policies, principles and guidelines

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Annual self-evaluation process by Board and Committees

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Succession planning for directors

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Commitment to have fully independent standing Committees

Key Governance Policies
Our Board and management are committed to responsible corporate governance to ensure that we are managed in the best interests of our stockholders. Our Board periodically reviews and updates our key governance policies. Each policy below is available under the Governance tab on our Investor Relations website, at https://ir.lathampool.com/.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which provide the framework for our corporate governance along with our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, director retirement, Board membership criteria, and Board committee composition.
Code of Business Conduct and Ethics
Our Board has adopted a Code of Conduct and Business Ethics, which is applicable to all directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. This policy addresses, among other things, ethical principles, insider trading, conflicts of interest, compliance with laws, safety and health, company records and confidentiality. To the extent required by SEC rules, we intend to disclose any amendments to our Code of Conduct and Business Ethics, and any waiver of a provision of the Code of Conduct and Business Ethics with respect to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website referred to above within four business days following any such amendment or waiver, or within any other period that may be required under SEC rules from time to time.

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Board of Directors and Corporate Governance
Securities Trading Policy; Prohibition on Hedging and Pledging of Company Securities
Our Board has adopted a Securities Trading Policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees and other specified persons. Our Securities Trading Policy is designed to promote compliance with insider trading laws by informing, educating and creating reasonable processes to prevent the Company and its directors, officers, employees and other specified persons from insider trading violations and the appearance of any related improper conduct. The policy prohibits the trading of our securities on the basis of material nonpublic information, establishes regular blackout periods when directors, executive officers and other specified persons are prohibited from trading in our securities, and requires legal compliance for any insider trading plans intended to rely on the affirmative defense against insider trading liability in accordance with Rule 10b5-1 under the Exchange Act. Additionally, the policy specifically prohibits all directors, officers and other employees from speculating in our stock, including trading in options, warrants, puts and calls, or similar derivative securities, and selling our stock short. A copy of our Securities Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for 2024.
Our Corporate Governance Guidelines prohibit directors, executive officers and employees of the Company, and their designees from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s equity securities whether such securities are (1) granted to the director, officer or employee by the Company as part of such director’s, officer’s or employee’s compensation; or (2) held, directly or indirectly, by the director, officer or employee.
Directors, executive officers and employees and their designees are prohibited from engaging in hedging transactions, such as purchasing securities of the Company on margin or pledge, or otherwise grant a security interest in, securities of the Company in margin accounts.
Evaluations of Our Board and Committees
Our Nominating and Corporate Governance Committee leads our annual self-evaluation program for our Board and Committees, including recommending the scope and the process. In 2024, members of our Board and each Committee completed a written questionnaire to evaluate and enhance such governing body’s culture, structure, process and effectiveness. At the request of our Nominating and Corporate Governance Committee, the General Counsel received all comments, analyzed the results and provided a summary to our Board. The Chair of the Board and the Chair of our Nominating and Corporate Governance Committee then led a Board discussion regarding such results and opportunities to improve the effectiveness of our Board and Committees. Action plans are developed to address key areas of improvement or enhancement areas, and progress is evaluated throughout the year. Our Board and Committees intend to conduct such self-evaluation on an annual basis and will consider ways in which to evolve such process in the future.
Oversight of Environmental, Social and Governance
To achieve long-term success as a business, we realize we need to align our business strategy and prioritization with the expectations of our stakeholders and society at large. As a leading global manufacturer of in-ground swimming pools, our ambition is to lead our industry towards a more sustainable future.
In 2021, we completed Latham’s first materiality assessment, which identified the priority ESG topics and actions that are most relevant to our business and our stakeholders. The result was a materiality matrix that identified the priority areas for our ESG program:
•
Product Environmental Impact

•
Supply Chain Management

•
Quality and Safety

•
Talent Acquisition & Development

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Board of Directors and Corporate Governance
•
Health and Safety

•
Business Ethics and Compliance

We published our 2023 ESG report in the fourth quarter of 2024, which highlighted our progress in each of the priority areas listed above, including:
•
Refined our greenhouse gas emissions baseline

•
Increased use of energy efficient lighting and lower emissions manufacturing processes and materials

•
Implemented further waste reduction measures in our production facilities

•
Substantial improvement in employee safety as measured by a year-on-year reduction in reportable safety incidents, driven by initiatives such as increased safety training and manufacturing process changes

•
New published and communicated Environmental Policy

We intend to publish an annual ESG report to update our stakeholders on our ongoing journey. See https://ir.lathampool.com/esg for more information.
Our Board views oversight and effective management of ESG related risks and opportunities as essential to the Company’s ability to execute its strategy and achieve long-term sustainable growth. Our management team develops ESG strategy and related goals and policies through an ESG working group, and our ESG program is overseen by our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee and ESG working group are involved in policy planning and the coordination of corporate-wide ESG efforts. The working group is a cross-functional team managing the day-to-day implementation of company initiatives and accountability for performance. Our Nominating and Corporate Governance Committee reviews the Company’s progress towards the achievement of its ESG strategy and goals on a periodic basis.
Oversight of Human Capital Management
As of December 31, 2024, we had approximately 1,817 full-time employees. We believe we have satisfactory relations with our employees.
Our reputation for exceptional quality relies on having exceptional people, so we ensure that our team is rewarded, engaged and developed to build fulfilling careers. We provide competitive employee wages that are appropriate to employee positions, skill levels, experience, knowledge and geographic location, and additional rewards including incentive plans, bonus plans and achievement awards. In the United States, we offer our employees a wide array of health, welfare and retirement benefits, which we believe are competitive relative to others in our industry. We benchmark our benefits plan annually to ensure our employee value proposition remains competitive and attractive to new talent. In our operations outside the United States, we offer benefits that may vary from those offered to our U.S. employees due to customary local practices and statutory requirements. In all locations, we provide time off benefits, company-paid holidays, retirement benefits, wellness benefits, recognition programs and career development opportunities.
Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our existing and new employees. Our talented employees drive our purpose and mission and share core values that both stem from and define our culture, which plays an invaluable role in our execution at all levels in our organization. Our culture is based on these shared core values which we believe contribute to our success and the continued growth of the organization. Our values recently have been updated to better define Latham’s culture of safety, passion, leadership, accountability, simplicity and heart (fun, wellness, diversity, community and environment). A third-party vendor conducts annual engagement surveys on our behalf. We have used the same survey process for eight consecutive years, and we are proud to see our engagement score at a high level based on our sustained employee engagement focus.

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Board of Directors and Corporate Governance
The health and safety of our people is a primary concern for us, so we have implemented a comprehensive health and safety program to manage workplace safety hazards and to protect employees. We provide regular training and competency development to verify and ensure compliance with health and safety procedures and regulations.
Employee Engagement and Inclusion
Employee engagement, inclusion and belonging are fundamental principles in our culture. We strive to create a workplace where all our employees can thrive and to employ a workforce that represents the communities where we operate and the customers we serve. We embrace our employees’ differences in age, color, disability, ethnicity, family or marital status, gender identity or expression, language, national origin, physical and mental ability, political affiliation, race, religion, sexual orientation, socio-economic status, caste, veteran status, and other characteristics that make our employees unique. Latham’s initiatives include, but are not limited to, our practices and policies on recruitment; compensation; benefits plan design; professional development and training; promotions; transfers; internal communications; social and recreational programs; terminations; and the ongoing development of a work environment that encourages and enforces respectful communication, teamwork, work/life balance and engaging in community efforts that promote a greater understanding and respect for the principles of engagement and inclusion.
Talent Development and Training
We believe that learning and development is a strategic driver for the mutual success of our workforce and our dealers, and we encourage employees to steer their career development through learning. Learning programs for employees through the Latham Learning program include new hire onboarding and curriculum in key areas such as safety, products, sales, customer service and annual compliance training, including our Code of Conduct and Business Ethics. Additional offerings include skills-based training, career pathing, professional certification training and tuition reimbursement for post-secondary education. External programs are offered to customers through Latham University and teach business management and planning, product safety and installation techniques. We believe these educational programs enhance Latham’s value to our dealers as a key partner in their success.
Health, Safety and Wellness
We have recently taken important action to reinforce that safety is one of our highest priorities, including setting the tone-at-the-top through communications from Mr. Rajeski, our Chief Executive Officer, and other leaders throughout the organization. Our health and safety policies and practices include an employee training and competency development program to train, verify and encourage compliance with health and safety procedures and regulations annually. We monitor our total recordable incident rate monthly as part of our Operations Review. We review workplace injury and claims trends with our carriers monthly to identify areas of focus and opportunities for implementing new programs to protect our employees. Our Environmental, Health and Safety team, led by a Vice President, is responsible for managing, auditing and executing unified, company-wide safety and compliance programs; working directly with site leadership and associates on safety awareness, reports and preventative measures; and reporting regularly to Executive Leadership. Employee wellness is facilitated through the Human Resources organization and includes external vendor partnerships, wellness incentives, biometric screenings, onsite programs and supplemental resources through our Employee Assistance Program and employee health benefits providers which are highly accessible to our employees and their family members for holistic wellness services.
Succession Planning
Our Compensation Committee develops and recommends to our Board for approval a Chief Executive Officer succession plan, which encompasses both emergency and long-term planning. Our Compensation Committee reviews this succession plan annually and recommends any changes to our Board. Our Chief Executive Officer and Chief Human Resources Officer conduct a succession planning process as part of our talent development strategy whereby high potential employees are identified and provided with development opportunities. This annual exercise assures contingency and long-term key talent planning for executives, senior leadership and functional leaders throughout the Company.

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Board of Directors and Corporate Governance
Stockholder Engagement
Our Board and management value the opportunity to engage with our stockholders and prospective stockholders to better understand their priorities, and to foster consistent and constructive dialogue. Throughout the year, our executive leadership and investor relations consultants, engage our stockholders at investor conferences and in private meetings to seek their input, to remain well-informed regarding their perspectives and help increase their understanding of our business and industry. Management also provides our Board with additional information regarding institutional voting and governance policies and trends in stakeholder issues. Our Board utilizes the information and feedback to inform key decisions and long-term strategy.
Communications with our Board
Stockholders and other interested parties desiring to communicate directly with the full Board, the non-management directors as a group or with any individual director or directors may do so by sending such communication in writing, addressed to the attention of the intended recipient(s), c/o Corporate Secretary, Latham Group, Inc., 787 Watervliet Shaker Road, Latham, NY 12110.
All communications that relate to accounting, internal accounting controls or auditing matters can be sent through http://www.lighthouse-services.com/lathampool and will be referred to the Chair of our Audit Committee unless the communication is otherwise addressed. All other communications received will be forwarded to the appropriate director or directors.

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Director Compensation
Our non-employee director compensation program is intended to attract and retain non-employee directors and align the interests of our Board and stockholders. All employee directors and directors affiliated with our Principal Stockholders do not participate in such compensation program.
Each year, after reviewing peer group benchmarking data, market data and discussions with our independent compensation consultant, our Compensation Committee develops, and recommends for approval by the Board, proposed compensation for our non-employee directors. In March 2024, based on the Committee’s recommendation, our Board approved an amendment to our non-employee director compensation program to increase the annual equity retainer for non-employee directors from $75,000 in 2023 to $95,000 in 2024, and to decrease the annual equity retainer for the Chair of our Board from $50,000 in 2023 to $30,000 in 2024, in each case, to align the annual equity retainer amounts with the market and our peer group.
The following table sets forth the compensation program for non-employee directors in 2024.
2024 ($)
Annual Cash Retainers for Board Service
Chair of Our Board	125,000
Other non-employee directors	75,000
Annual Cash Retainers for Committee Chair Service
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Corporate Governance Committee Chair	10,000
Annual Equity Retainers
Chair of Our Board	125,000
Other non-employee directors	95,000
The annual cash retainers for Board and Committee service are paid in quarterly installments and in arrears, subject to the director’s continued service as of such payment date. Directors who resign or retire from our Board while in good standing prior to the end of the relevant quarter are eligible to receive a pro rata payment for their service through their last date of service of the relevant quarter.
The annual equity retainers will be granted either in shares of restricted stock or RSUs, as determined annually by our Compensation Committee. In 2024, our Compensation Committee determined to grant RSUs. The grant value is divided by the grant date fair market value, which is equal to the closing price of our Common Stock on the grant date, to calculate the number of shares issued. The equity awards will vest on the first anniversary of the grant date, unless the director is removed for cause or voluntarily resigns prior to vesting.
In addition, each director will be reimbursed for out-of-pocket expenses in connection with his or her services and for all reasonable travel expenses incurred in connection with attendance at meetings of our Board and Committees. In addition, the directors are provided with indemnification in accordance with our indemnification policies in effect from time to time. The Company generally does not provide any perquisites to directors.
The 2021 Omnibus Equity Incentive Plan (the “2021 Omnibus Equity Plan”) provides that the sum of any cash compensation for service as a director and the grant date fair value of all equity awards for service as a director will not exceed $750,000 in any calendar year.

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Director Compensation
In 2023, our Compensation Committee approved Stock Ownership Guidelines for executive officers and non-employee directors. Non-management directors are required to own qualifying Common Stock having a value of at least three times the annual cash retainer for Board service (excluding other additional cash retainers). All persons covered by the guidelines are required to retain 50% of the qualifying Common Stock that vest pursuant to equity awards granted by the Company until the ownership level is met. All non-management directors of our Board are in compliance with our Stock Ownership Guidelines or are within the phase-in period for attaining their applicable minimum stock ownership threshold requirement. See “Named Executive Officer Compensation—Compensation Policies—Stock Ownership Guidelines” for additional information.

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Director Compensation
Director Compensation Table for 2024
The following table sets forth information regarding the compensation paid to, awarded to or earned by the members of our Board for services rendered in 2024. Mr. Rajeski is a named executive officer and does not receive any compensation for his director service, and his compensation is disclosed in the Summary Compensation Table for 2024 and 2023.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
James E. Cline	125,000	125,000	250,000
Frank J. Dellaquila (3)	21,863	—	21,863
Robert D. Evans (4)	73,397	—	168,396
Alexander L. Hawkinson (4)	—	—	—
DeLu Jackson	75,000	94,999	169,999
Mark P. Laven	85,000	94,999	179,999
Suzan Morno-Wade	90,000	94,999	184,999
Brian Pratt (5)	—	—	—
William M. Pruellage (5)	—	—	—

(1)
The amounts in this column represent the value of the annual cash Board and Committee retainers earned by directors in 2024. The cash retainers for the fourth quarter of 2024 were paid in January 2025.

(2)
The amounts reported in this column represent the grant date fair value of RSUs granted to each person in 2024 under the 2021 Omnibus Equity Plan. The grant date fair value of the RSUs is calculated as of the closing price of our Common Stock as quoted on Nasdaq on the grant date multiplied by the number of shares subject to the award. We do not pay fractional shares.

(3)
Mr. Dellaquila was appointed to our Board effective October 9, 2024.

(4)
Mr. Hawkinson and Mr. Evans resigned from our Board effective February 21, 2024 and October 9, 2024, respectively.

(5)
Mr. Pratt and Mr. Pruellage, as employees of Pamplona, waived their respective rights to receive compensation as a non-employee director.

At December 31, 2024, the following directors held the following amount of RSUs: Mr. Cline, 48,077; Messrs. Jackson and Laven, and Ms. Morno-Wade, 36,538.

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Report of our Audit Committee
Our Audit Committee’s purpose is to assist our Board in generally overseeing, among other things, the integrity of our financial reporting and internal control functions, to review our reports filed with or furnished to the SEC that include financial statements or results, to monitor compliance with significant legal and regulatory requirements and other risks related to financial reporting and internal control, and to appoint, retain, compensate, and oversee the scope of work and planned procedures of our independent registered public accounting firm, which is currently Deloitte & Touche. See “Other Audit Committee Matters” below for a description of our Audit Committee’s pre-approval policies regarding the services of Deloitte & Touche.
Our Audit Committee relies on the expertise and knowledge of management, members of our internal audit/risk function, and the independent registered public accounting firm in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and compliance with applicable laws and regulations. Deloitte & Touche, as our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (U.S.) (“PCAOB”) and for expressing its opinion thereon.
Key Responsibilities
In fulfilling its oversight responsibilities regarding our financial statements for 2024, our Audit Committee:
•
Reviewed and discussed with management and Deloitte & Touche our unaudited quarterly financial statements included in Quarterly Reports on Form 10-Q filed with the SEC.

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Periodically reviewed and discussed with management and Deloitte & Touche our earnings press releases, earnings guidance and the use of non-GAAP information.

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Reviewed and discussed with Deloitte & Touche the overall scope of work and planned procedures for its audit for 2024.

•
Reviewed and discussed with management and Deloitte & Touche the audited consolidated financial statements, and Deloitte & Touche’s opinion thereon, included in the Annual Report on Form 10-K for 2024 filed with the SEC and the annual report to stockholders for 2024.

•
Evaluated our critical accounting policies and procedures and significant judgments and estimates, and changes in our accounting practices, principles, controls and methodologies, relating to our financial statements.

•
Reviewed with management and Deloitte & Touche the significant risks and exposures identified by management and the overall adequacy and effectiveness of our legal, regulatory and compliance programs.

•
Discussed with Deloitte & Touche the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

•
Received the written disclosures and the letter from Deloitte & Touche required by the applicable requirements of the PCAOB regarding Deloitte & Touche’s communications with our Audit Committee concerning independence, and discussed with Deloitte & Touche its independence with respect to us, including any relationships which may impact its objectivity and independence and whether the provision of specified non-audit services was compatible with its independence under current guidelines.

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Report of our Audit Committee
Recommendation of Our Audit Committee
Based on our Audit Committee’s review and discussions noted above, our Audit Committee recommended to our Board, and our Board approved, that our audited consolidated financial statements be included in our Annual Report on Form 10-K for 2024, which was filed with the SEC on March 5, 2025. Our Audit Committee also appointed Deloitte & Touche as our independent registered public accounting firm for 2025.
Frank J. Dellaquila, Chair
James E. Cline
DeLu Jackson

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Other Audit Committee Matters
Pre-Approval Policy and Procedures
Our Audit Committee has the sole authority to review and pre-approve all audit and non-audit services to be provided by our independent registered public accounting firm, or any other auditors as permitted by applicable law, as well as all related fees and other terms of engagement, to ensure the provision of these services do not impair such auditor’s independence. Our Audit Committee has considered the nature and amount of the fees billed by Deloitte & Touche and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Deloitte & Touche’s independence.
If a product or service arises that has not been pre-approved by our Audit Committee, our Audit Committee has delegated to the Chair of our Audit Committee the authority to consider and pre-approve any such product or service between regular meetings of our Audit Committee. Any interim approvals granted by the Chair of our Audit Committee are reported to our Audit Committee at its next regularly scheduled meeting.
Independent Registered Public Accounting Firm Fees and Services
The following table presents fees for professional audit services rendered by Deloitte & Touche for the audit of our consolidated financial statements, and fees billed for other services rendered by Deloitte & Touche, for 2024 and 2023.
	2024 ($)	2023 ($)
Audit fees (1)	1,027,000	920,000
Audit-related fees	—	—
Tax fees (2)	14,930	13,500
All other fees	—	—
Total fees	1,041,930	933,500

(1)
Audit fees in 2024 and 2023 included fees related to the annual audit of our financial statements, review of quarterly financial statements, and professional consultations with respect to accounting issues directly related to the financial statement audit.

(2)
Tax fees in 2024 and 2023 consisted of fees in connection with tax compliance and preparation relating to tax returns.

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Proposal Two: Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2025
Our Audit Committee has ultimate authority and responsibility to appoint, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm.
Our Audit Committee conducted a competitive process to select an independent registered public accounting firm for 2020, and Deloitte & Touche was selected and appointed at such time. Our Audit Committee has continued its engagement with Deloitte & Touche since such appointment.
For the reasons noted below, our Audit Committee has reappointed Deloitte & Touche as our independent registered public accounting firm for 2025.
Support for Recommendation
In determining that retaining Deloitte & Touche for 2025 was in the best interests of us and our stockholders, our Audit Committee reviewed:
•
Efficiencies of continued engagement—Our Audit Committee, management and Deloitte & Touche have invested significant time, resources and money to ensure a successful transition and ongoing engagement.

•
Audit effectiveness—Deloitte & Touche’s performance on our audit and non-audit work for 2024 and management’s assessment of such performance.

•
Expertise and industry knowledge—Deloitte & Touche’s qualifications, independence, capabilities, and expertise, evident through its audit planning and reports, industry knowledge, resources and staffing, objectivity and professional skepticism.

•
External data on audit quality and performance—Results of recent PCAOB reports on Deloitte & Touche and peer firms and improvements made from period to period.

•
Reasonableness of fees—The terms of the audit engagement, including the reasonableness of audit and non-audit fees charged taking into account the breadth and complexity of services provided, as well as the efficiency achieved in performing such services.

•
Communication—The quality of Deloitte & Touche’s communications to and interactions with our Audit Committee at meetings and the Chair of our Audit Committee between meetings.

•
Ratification Proposal at 2024 annual meeting—At the 2024 annual meeting, over 99% of stockholder votes supported the ratification of the appointment of Deloitte & Touche to serve as the independent registered public accounting firm for 2024.

Advisory Vote
Our Audit Committee appoints our independent registered public accounting firm, and your ratification of the appointment of Deloitte & Touche is not necessary. However, our Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. Even if the stockholders ratify the appointment of Deloitte & Touche, our Audit Committee may in its sole discretion terminate the engagement of Deloitte & Touche and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.

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Proposal Two: Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public
Accounting Firm for 2025
Representatives of Deloitte & Touche will attend our Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to answer appropriate questions from stockholders.
Our Board recommends that our stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025

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Executive Officers
The following table sets forth information with respect to our executive officers as of March 21, 2025.
Name	Age	Position(s)
Scott M. Rajeski	58	Director, President and Chief Executive Officer
Sanjeev Bahl	54	Chief Operating Officer
Joshua D. Cowley	48	Chief Commercial Officer
Kaushal B. Dhruv	49	Chief Information Officer and Chief Information Security Officer
Oliver C. Gloe	50	Chief Financial Officer
Patrick M. Sheller	63	General Counsel and Secretary
Nikki Vaughan Maczko	61	Chief Human Resources Officer
See “Board of Directors and Corporate Governance—Class II Directors—Term Expiring at the 2026 Annual Meeting” for a description of the business experience of Scott Rajeski.
Sanjeev Bahl Chief Operating Officer
Sanjeev Bahl was appointed as our Chief Operating Officer, effective in January 2022. Mr. Bahl has more than 20 years of experience in global operations, supply chain and procurement. Prior to joining us, Mr. Bahl served as Vice President of Global Operations at Newell Brands since 2019, where he was responsible for all aspects of multi-site, global operations including manufacturing, distribution, transportation, procurement, customer service, inventory management, complexity reduction & supplier quality. Prior to that, Mr. Bahl was Vice President of Global Procurement and Supply Chain at Danaher from 2015 to 2019. Mr. Bahl started his career as a consulting engineer at SPECS where he designed electrical systems for chemical processing plant projects and has since then served in leadership roles across a variety of companies including United Technologies, Stanley, Black & Decker and more. Mr. Bahl holds a Bachelor of Science degree in Electrical Engineering from Delhi College of Engineering, New Delhi, India and a Master of Business Administration degree from York University in Toronto, Canada.

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Executive Officers
Joshua D. Cowley Chief Commercial Officer
Joshua D. Cowley has served as our Chief Commercial Officer since March 2021. Prior to joining us, Mr. Cowley held several executive leadership roles at Stanley Black & Decker, (NYSE: SWK), a manufacturer of industrial tools and household hardware and provider of security products, from 2005 to 2020. Key executive roles during his tenure at Stanley Black & Decker included president & GM NA Retail and Global Licensing, President & GM Global Industrial Business, President US Sales & Marketing, and VP US Channel Marketing. Mr. Cowley also spent several years at Newell Rubbermaid (Nasdaq: NWL), a manufacturer, marketer and distributor of consumer and commercial products, from 2001 to 2005 advancing early in his career across several sales and marketing related roles within the company. Mr. Cowley holds a Bachelor of Arts in Exercise and Sports Science from the University of North Carolina.

Kaushal B. Dhruv Chief Information Officer and Chief Information Security Officer
Kaushal B. Dhruv has served as Chief Information Officer of Latham Pool Products since March 2020, as our Chief Information Officer since December 2020, and as our Chief Information Security Officer since October 2023. Prior to joining us, Mr. Dhruv served as a Director Technology Risk Management and Systems Integration at KPMG US, a global network of professional firms providing audit, tax and advisory services, from 2004 to 2020. As a C-Level Executive, Mr. Dhruv has over 25 years of experience in Information Technology, diversified across Consulting (Big 4) and corporate roles. Mr. Dhruv has an established track record of achieving exceptional results and leading world class IT organizations across Manufacturing, Government, Power Utilities, Telecommunications, Pharmaceuticals, HealthCare, Insurance and Financial/Banking Institutions. Mr. Dhruv holds a Master’s in Information Management degree from Syracuse University, a Master’s degree in Business Management from the Martin J. Whitman School of Management at Syracuse University, a Bachelor’s degree in Computer Engineering from the Pune Institute of Computer Technology, and a Diploma in electronics and telecommunications engineering from the University of Mumbai. He also is a certified project manager, certified information systems auditor, certified information systems security professional, certified in enterprise governance of IT, a certified cloud professional, a certified data privacy solutions professional and certified in risk information systems and controls.

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Executive Officers
Oliver C. Gloe Chief Financial Officer
Oliver C. Gloe has served as the Chief Financial Officer of the Company since November 2023, and served as the Vice President, Finance of the Company and Latham Pool Products, Inc. from October to November 2023. From May 2022 to March 2023, Mr. Gloe served as the Chief Financial Officer of the Outdoors & Security business unit of Fortune Brands Innovations (NYSE: FBIN), a home, security and commercial building products company. In such capacity, he led the financial operations of a $2.5 billion business, including refining and implementing its growth strategy, driving continuous improvement and developing the finance organization. Previously, from February 2020 to September 2021, Mr. Gloe was the Chief Financial Officer of the Global Operations business unit of Stanley Black & Decker (NYSE: SWK), a global manufacturer of tools and outdoor operating manufacturing facilities. In this role, Mr. Gloe was responsible for the transformation of global operations to improve customer focus, advance digitalization, increase return on invested capital and improve leverage of scale. From July 2013 to December 2020, Mr. Gloe held various finance roles at The Goodyear Tire & Rubber Company (Nasdaq: GT), a global tire manufacturing company, including as Vice President Finance, Americas from July 2018 to December 2020. Previously, Mr. Gloe served as Chief Financial Officer, Europe and Mediterranean, of General Cable, a global cable manufacturing company, from 2011 to 2013. From 2000 until 2011, Mr. Gloe held various finance and financial planning roles at Hexion Specialty Chemicals, a global producer of adhesives and coating materials. Mr. Gloe holds a Bachelor of Business Administration degree in finance from European University in Montreux, Switzerland and his Master of Business Administration degree in finance and international management from Thunderbird, American Graduate School of International Management in Phoenix, Arizona.

Patrick M. Sheller General Counsel and Secretary
Patrick M. Sheller has served as our General Counsel and Secretary since August 2022. Mr. Sheller is responsible for managing Latham’s legal and compliance function and for advising senior management and our Board on securities law, corporate governance, mergers and acquisitions, financings, complex commercial contracts, antitrust, corporate compliance, litigation, intellectual property, labor and employment, and international matters. Prior to joining us, Mr. Sheller advised public companies on securities law and corporate governance matters as an independent consultant from October 2021 to August 2022. From July 2018 to September 2021, Mr. Sheller served as Executive Vice President, General Counsel and Chief Compliance Officer for Mauser Packaging Solutions, a multinational industrial container business. Mr. Sheller served as Senior Vice President, General Counsel & Secretary for Mead Johnson Nutrition Company (NYSE: MJN) from January 2015 until its acquisition by Reckitt Benckiser Group plc in June 2017 and served as General Counsel, Secretary & Chief Administrative Officer for Eastman Kodak Company (NYSE: KODK) from September 2011 until January 2015. During his 21-year career with Kodak, Mr. Sheller also served as Deputy General Counsel, Chief Compliance Officer, Division Counsel to the company’s former Health Group, Chief Antitrust Counsel, and International Counsel to the company’s European, African and Middle Eastern Region. He also held strategic planning and operating roles in Kodak’s former Health Care Information Systems business. Prior to joining Kodak, Mr. Sheller was engaged in private law practice with McKenna, Connor & Cuneo (now part of Dentons) in Washington, D.C. Mr. Sheller began his legal career with the Federal Trade Commission in Washington, D.C., serving as Attorney Advisor to the Chair and as a Staff Attorney in the Commission’s Bureau of Competition. He earned his law degree from Albany Law School in Albany, New York and is a graduate of St. Lawrence University in Canton, N.Y.

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Executive Officers
Nikki Vaughan Maczko Chief Human Resources Officer
Nikki Vaughan Maczko has served as our Chief Human Resources Officer since May 2024. Over her 25-year career, Ms. Vaughan has served in a variety of human resources leadership roles with a demonstrated track-record of developing organizational and talent strategies. Prior to joining us, Ms. Vaughan was the Chief People Officer at Sedron Technologies, LLC, a manufacturer of specialized water and waste cleaning machines, where she focused on scalability and organizational development from April 2023 to May 2024. Ms. Vaughan previously served as the Senior Vice President of People in the Rental Solutions division of Aggreko Ltd, a global energy solutions business, where she led human resources practices for 2,700 employees across North America, Europe, and Australia from February 2017 to April 2022. Prior to Aggreko, Ms. Vaughn served as the Vice President of Human Resources in the Enterprise Services division of Hewlett-Packard Enterprise Company (NYSE: HPQ), an enterprise information technology company, from January 2011 to January 2017. From June 1999 to December 2010, she also served in various roles of increasing responsibility, most recently as Global Human Resources Leader, at Hewitt Associates, Inc., a compensation consulting firm, which was acquired by Aon Corporation in 2010. Ms. Vaughan holds a Master of Business Administration degree from the University at Albany.

2025 Proxy Statement 43

Named Executive Officer Compensation
This section provides an overview of our compensation program for our Chief Executive Officer and our other executive officers named below (our “named executive officers”). The compensation program for our named executive officers generally is consistent with the compensation program with other executive officers, and our Compensation Committee generally designs and administers the compensation program for our named executive officers and the other executive officers as a group.
Name	Title in 2024
Scott M. Rajeski	President and Chief Executive Officer
Joshua D. Cowley	Chief Commercial Officer
Oliver C. Gloe	Chief Financial Officer
Mr. Gloe was not a named executive officer in 2023, and therefore his compensation information prior to 2024 has been excluded.
Executive Summary
Compensation Philosophy
The compensation program for our named executive officers is designed to attract, motivate and retain qualified employees and to provide them incentives to achieve or exceed the Company’s annual operational, financial and strategic goals and to increase long-term stockholder value. Our Compensation Committee considers Company and individual performance, as well as competitive peer group compensation data, as key factors when setting compensation levels to reward achievement and reinforce accountability.
Business Conditions and Company Performance in 2024
Despite soft industry demand conditions resulting in an approximate 15% decline in U.S. pool starts, the Company again outperformed the in-ground pool market in 2024 by increasing its leadership position in fiberglass pool sales. In addition, the Company expanded gross margin by over 300 basis points in 2024, despite lower utilization, driven primarily by our lean manufacturing and value engineering initiatives, which have reduced our production costs considerably. Latham delivered net sales of  $508.5 million in 2024, above the midpoint of our guidance range and Adjusted EBITDA of  $80.2 million, in line with the midpoint of our guidance range. The Company had a net loss of  $17.9 million.
Importantly, the Company prepared for a future ramp up in demand by investing in growth opportunities, including sales and marketing expenditures to build awareness and gain share in the Sand States (Florida, Texas, Arizona and California) which account for approximately two-thirds of U.S. new in-ground pools starts annually. Latham also acquired Coverstar Central, our largest reseller of automatic safety covers, positioning the Company to further drive adoption in this growing product category.
Latham ended 2024 with a strong cash balance of  $56.4 million after acquiring Coverstar Central for cash of  $64.5 million, net of cash acquired, and repaying $21 million in debt.
Fiscal Year 2024 Compensation Highlights
Base Salary:   No increases year-over-year, other than a merit increase for one of our named executive officers.

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Named Executive Officer Compensation
Annual Cash Bonus Plan:   The Company reported 2024 Net Sales of  $508.5 million, which corresponded to a payout of 88.0% of target, and 2024 Adjusted EBITDA margin percentage of 15.8%, which corresponded to a payout of 200% of target, in each case, after excluding the impact of acquisitions and divestitures on Net Sales and Adjusted EBITDA margin in accordance with the objective adjustment policy that applies to our incentive programs. In aggregate, based on the equal weighting of each component, each named executive officer received 144.0% of their target annual cash bonus.
2024 Annual Equity Awards:   In furtherance of our Compensation Committee’s goal to increase the focus on performance-based goals, it approved the first-time implementation of PSUs to replace stock-settled SARs, while continuing to utilize RSUs for each named executive officer. The RSUs have annual pro rata vesting on the anniversary of the grant date over a four-year period. The PSUs vest after three years. We established a 2024 Adjusted EBITDA target as it was difficult to forecast 3 year targets in the context of uncertainty in the current inflationary, high interest rate environment. The 2024 PSUs were earned at 182.3% of target after excluding the impact of acquisitions and divestitures on Adjusted EBITDA in accordance with the objective adjustment policy that applies to our incentive programs, but will remain unvested until 2027.
2024 Compensation Elements
As a new public company in 2021, our Compensation Committee continues to evolve our compensation philosophy, policies and practices for our named executive officers. The 2024 compensation program for named executive officers consisted principally of a base salary, an annual cash bonus opportunity, and annual equity awards.
•
The annual cash bonus plan was revised in 2024 to utilize two components that are aligned with the Company’s focus on profitable growth: Net Sales (50% weighting) and Adjusted EBITDA margin percentage (50% weighting). In 2023, the annual cash bonus plan utilized a single performance metric, Adjusted EBITDA. Our Compensation Committee added an additional performance metric and amended the performance weighting in 2024 to better align incentives and short-term operating performance in light of challenging macroeconomic and geopolitical conditions.

•
In 2024, the annual equity program was revised to consist of RSUs and PSUs. In 2023, the annual equity program consisted of RSUs and stock-settled SARs. Our Compensation Committee implemented PSUs in lieu of stock-settled SARs in 2024 to increase the focus of annual equity awards on performance-based goals.

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Named Executive Officer Compensation
The following table sets forth additional information regarding the principal elements of the 2024 compensation program for named executive officers.
Element		Purpose	Key Features	Performance / Vesting Period
Short-Term	Base Salary	• Annual fixed cash compensation to attract, recruit and retain qualified employees	• Based on experience, responsibilities, market pay, anticipated performance growth, annual individual performance, internal pay equity and succession planning considerations	• Impacted by prior performance and future performance potential
	Annual Cash Bonus	• Annual cash incentive based on rigorous, objective financial criteria • Alignment with short-term operating performance and strategy
•
Target annual bonus is 60%-100% of base salary

•
Performance metrics include Net Sales (50% weighting) and Adjusted EBITDA margin percentage (50% weighting)

•
Reasonable cap for earned bonus of 0-200% of target annual bonus based on actual performance

• Annual performance
Long-Term Annual equity awards with grant value ranging from 150%-250% of base salary	PSUs (30% of annual grant value for target PSUs)	• Fosters ownership culture, aligning long-term interests with stockholders • Motivates and rewards significant company performance • Reinforces retention	• Performance metric is Adjusted EBITDA • Reasonable cap for earned PSUs of 0-200% of target based on actual performance • 20% payout threshold	• One-year performance period • Three-year cliff vesting
	RSUs (70% of annual grant value)	• Fosters ownership culture, aligning long-term interests with stockholders • More limited upside value, and more protection on downside value	• Upon vesting, receive one share of Common Stock for each RSU • Grant value divided by grant date fair value (closing price on grant date) to calculate RSUs granted on grant date	• Four-year annual pro rata vesting, except three-year annual pro rata vesting for new hire grants
In addition, our named executive officers are each party to an offer letter with our subsidiary Latham Pool Products and participate in the Severance Plan. See “—Offer Letters and Severance Plan” below for a description of specified terms of employment and “Named Executive Officer Compensation Tables—Potential Payments upon Termination of Employment or Change in Control” for the terms of the Severance Plan.
2024 Target Annual Compensation
Our Chief Executive Officer’s target annual compensation in 2024 generally was consistent with 2023, including:
•
A base salary of  $465,000.

•
A target annual cash bonus of 100% of base salary.

•
Target annual equity awards of 250% of base salary.

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Named Executive Officer Compensation
The target pay mix for our Chief Executive Officer, Mr. Rajeski, in 2024 is set forth below, excluding benefits.	The average target pay mix for our other named executive officers in 2024 is set forth below, excluding benefits.

2024 CEO Earned and Realizable Compensation
Our CEO’s realizable compensation for 2024 is higher than his target annual compensation as demonstrated in the table below. 2024 realizable compensation reflects above target incentive plan payouts, commensurate with performance, and improved stock price performance year-over-year. Target annual compensation is the sum of his base salary, target annual cash bonus and the reported grant date value of RSUs and PSUs in 2024. Realizable compensation is the sum of his base salary, annual cash bonus payout for 2024 performance and the current intrinsic value of his 2024 RSUs and PSUs.
	Base Salary	Bonus(1)	2024 Equity(2)	Total
Target Compensation	$465,000	$465,000	$1,162,500	$2,092,500
Realizable Compensation	$465,000	$669,600	$3,515,225	$4,649,825

(1)
Realizable compensation reflects amounts actually paid as reported in the “Non-Equity Incentive Plan Compensation” column of the “Named Executive Officer Compensation Tables—Summary Compensation Table for 2024 and 2023” below. See “— 2024 Compensation Determinations—Annual Cash Bonus Plan” below for a discussion of the target annual bonus for 2024, as well as the Company’s methodology for determining how the earned 2024 annual bonus was calculated.

(2)
Realizable compensation reflects the sum of  (i) the number of RSUs granted in 2024 and (ii) the number of PSUs earned for the performance period ended December 31, 2024, subject to cliff vesting on the third anniversary of the grant date, multiplied by the closing price of our common stock on December 31, 2024 ($6.96 per share). See “—2024 Compensation Determinations—2024 Annual Equity Awards” below for a discussion of the target annual equity awards for 2024, as well as the Company’s methodology for determining how the earned 2024 annual equity awards were calculated.

2024 Compensation Determinations
Base Salary
The base salary changes in 2024 were effective January 1, 2024. The annual base salary rates of our named executive officers for 2023 and 2024 are set forth below.

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Named Executive Officer Compensation
Name	Jan. – July, 2023 ($)	Aug. – Dec., 2023 ($)	2024 ($)	Change in 2024 (%)
Scott M. Rajeski	450,000	465,000	465,000	—
Joshua D. Cowley	370,000	379,000	393,000	3.7
Oliver C. Gloe	—	N/A	420,000	N/A
Annual Cash Bonus Plan
For 2024, our named executive officers were eligible to participate in our annual cash bonus plan, formally the Management Incentive Bonus Plan. The target annual bonuses are determined as a percentage of their base salaries averaged on a pro rata basis for the plan year. Our Compensation Committee determined not to change the target annual bonuses as a percentage of base salary, but the target dollar value of the opportunity was impacted by the base salary changes noted above on a pro rata basis.
The target annual bonus in 2023 and 2024, as a percentage of base salary and dollar value, for our named executive officers are set forth below.
	Target Annual Bonus
Name	2023 (as % of Base Salary)	2023 ($)	2024 (as % of Base Salary)	2024 ($)	Change in $ (%)
Scott M. Rajeski	100	456,000	100	465,000	2.0
Joshua D. Cowley	60	224,250	60	235,800	5.2
Oliver C. Gloe	N/A	N/A	60	252,000	N/A
For 2024, named executive officers were eligible to earn 0% to 200% of their respective target annual bonus based on Company Net Sales (50% weighting) and Adjusted EBITDA margin percentage (50% weighting) performance against the plan goals. See “Non-GAAP Performance Metrics in 2024 Annual Cash Bonus Plan and PSU Awards” below for definition and additional information on Adjusted EBITDA margin.
For 2024, our Compensation Committee recommended and our Board approved the below payout scale for Net Sales and Adjusted EBITDA margin percentage, respectively. For actual performance between the specified levels, the percentage achievement and payout are determined on a linear interpolation basis.
	Weight (%)	Threshold (0% Payout)	Target (100% Payout)	Maximum (200% Payout)
Net Sales ($ millions)	50	410.1	512.7	563.9
Adjusted EBITDA Margin (%)	50	10.0	12.7	14.2
The Company reported 2024 Net Sales of  $508.5 million, which corresponded to a payout of 88.0% of target, and Adjusted EBITDA margin of 15.8%, which corresponded to a payout of 200% of target, in each case, after excluding the impact of acquisitions and divestitures on Net Sales and Adjusted EBITDA margin in accordance with the objective adjustment policy that applies to our incentive programs. In aggregate, based on the equal weighting of each component, each named executive officer received 144.0% of their target annual cash bonus. As a result, each of Mr. Rajeski, Mr. Cowley and Mr. Gloe earned a 2024 annual cash bonus as follows:
Name	2024 Annual Cash Bonus ($)
Scott M. Rajeski	669,600
Joshua D. Cowley	339,552
Oliver C. Gloe	362,880

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Named Executive Officer Compensation
2024 Annual Equity Awards
In 2021, our Compensation Committee established an annual equity program under the 2021 Omnibus Equity Plan, including for our named executive officers. The 2021 Omnibus Equity Plan includes provisions we believe are best practices for compensation and corporate governance purposes and align with our stockholders’ interests. Equity awards continue to represent a majority of our named executive officers’ target annual compensation. Our Compensation Committee, with advice from its independent compensation consultant, Pearl Meyer, regularly reviews our historical share usage and availability and considers such information in setting equity compensation levels. Our Compensation Committee administers and oversees our equity compensation practices to ensure they are reasonable, recognizing that equity awards dilute stockholder equity and must be used appropriately.
Historical Equity Award Programs. Since our initial public offering in April 2021, it has been the intent of our Compensation Committee to implement and maintain an annual equity program reflective of our growth as a public company, and to gradually phase in performance-based goals to our annual equity program. As a new public company, our 2021 and 2022 annual equity program consisted solely of time-based stock options. In 2023, the annual equity program consisted of RSUs (70% of grant value) and stock-settled SARs (30% of grant value). Our Compensation Committee sought to ensure that the 2023 equity awards would increase retention and retain economic value and therefore determined to allocate a significant portion of the annual equity program to RSUs. Our Compensation Committee also determined to provide some of the upside of stock options, but without some of the cash and tax challenges associated with stock option exercises, and therefore allocated a portion of the annual equity program to SARs.
2024 Equity Award Program. In furtherance of our Compensation Committee’s goal to increase the focus on performance-based goals, it approved the first-time implementation of PSUs to replace stock-settled SARs, while continuing to utilize RSUs for each named executive officer. The PSUs vest after three years and are earned based on Adjusted EBITDA performance during 2024. The RSUs have annual pro rata vesting on the anniversary of the grant date over a four-year period.
In March 2024, our Compensation Committee approved the annual equity grants to the named executive officers. The RSUs and PSUs were granted as of such approval date. The grant value for each named executive officer was based on a percentage of base salary, which did not change in 2024 for any continuing named executive officer. The grant values, as a percentage of base salary and dollar value, and RSUs and target PSUs granted to our named executive officers, in 2024 are set forth below.
See “Non-GAAP Performance Metrics in 2024 Annual Cash Bonus Plan and PSU Awards” below for the definition and additional information on Adjusted EBITDA.
	Grant Value		RSUs (70% of grant value)		Target PSUs (30% of grant value)
Name	% of Base Salary	$	Grant Value $	#(1)	Grant Value $	#(1)
Scott M. Rajeski	250	1,162,500	813,750	283,537	348,750	121,516
Joshua D. Cowley	200	786,000	550,200	191,707	235,800	82,160
Oliver C. Gloe	150	630,000	441,000	153,659	189,000	65,854

(1)
The number of RSUs and target PSUs granted were determined by dividing the grant value by the grant date fair value, which was the closing price of our Common Stock on the grant date, March 15, 2024.

For the 2024 PSUs, our Compensation Committee recommended and our Board approved the below payout scale for Adjusted EBITDA. For actual performance between the specified levels, the percentage achievement and payout are determined on a linear interpolation basis.
	Weight (%)	Threshold (0% Payout)	Target (100% Payout)	Maximum (200% Payout)
Adjusted EBITDA ($ millions)	100	41.0	65.0	80.0

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Named Executive Officer Compensation
The Company reported 2024 Adjusted EBITDA of  $80.2 million, which corresponded to a payout of 182.3% of target after excluding the impact of acquisitions and divestitures on Adjusted EBITDA in accordance with the objective adjustment policy that applies to our incentive programs. As a result, the number of shares earned pursuant to PSUs granted in March 2024 to each of Mr. Rajeski, Mr. Cowley and Mr. Gloe based on the performance period ended as of December 31, 2024 was as follows:
Name	PSUs Earned (#)
Scott M. Rajeski	221,524
Joshua D. Cowley	149,778
Oliver C. Gloe	120,052
Non-GAAP Performance Metrics in 2024 Annual Cash Bonus Plan and PSU Awards
Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA and Adjusted EBITDA Margin are key supplemental metrics used by management and our Board to assess our financial performance, and the effectiveness of our business strategies, to make budgeting decisions and to compare our performance against that of other peer companies using similar measures. We believe it is also used by analysts, investors and other interested parties to evaluate companies in our industry.
The Adjusted EBITDA margin performance goal under the 2024 annual cash bonus plan was defined as reflected in our Annual Report as a supplemental performance measure. Adjusted EBITDA is defined as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, net (iii) income tax (benefit) expense, (iv) loss (gain) on sale and disposal of property and equipment, (v) restructuring charges, (vi) stock-based compensation expense, (vii) unrealized (gains) losses on foreign currency transactions, (viii) strategic initiative costs, (ix) acquisition and integration related costs, (x) loss on extinguishment of debt, (xi) underwriting fees related to offering of common stock, (xii) Odessa fire and other such unusual events, and (xiii) other items that we do not believe are indicative of our core operating performance.
Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales.
See our Annual Report for additional information on the use and utility of Adjusted EBITDA, as well as its limitations.
2021 Omnibus Equity Plan
The 2021 Omnibus Equity Plan includes provisions we believe are best practices for compensation and corporate governance purposes. The following provisions align with our stockholders’ interests:
•
Independent Administration. The 2021 Omnibus Equity Plan is administered by our Compensation Committee, which consists entirely of independent non-employee directors. Nasdaq rules permit controlled companies such as us not to have a fully independent Compensation Committee, but our Board has determined to implement such practice.

•
No Evergreen of Share Pool. The 2021 Omnibus Equity Plan does not include an automatic annual increase in the share pool without stockholder approval, which is a common practice among controlled companies and newly public companies. Therefore, we will seek stockholder approval prior to any future additional increases in the share pool.

•
No Liberal Share Recycling. Shares of Common Stock used to pay the exercise or strike price of stock options or SARs, respectively, or used to cover withholding taxes for any award, are not available for future grant.

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Named Executive Officer Compensation
•
Minimum Vesting Period. Awards are subject to a minimum vesting period of one year, subject to limited exceptions.

•
No Dividends on Unvested Awards, Stock Options and SARs. No dividends or other distributions are paid on unvested awards. Any accrued dividends or other distributions are paid only if such awards are earned and vested, and no dividends or other distributions will be paid with respect to outstanding stock options and SARs.

•
No Discounted Stock Options or SARs. The exercise or strike price of stock options or SARs, respectively, must be at least equal to the fair market value of our Common Stock on the date of grant (except in the limited case of substitute awards in connection with acquisition transactions).

•
Repricing of Stock Options and SARs is Not Allowed without Stockholder Approval. Other than in connection with specified corporate transactions, the 2021 Omnibus Equity Plan prohibits stock options and SARs to be repriced or exchanged for other awards unless stockholders approve the repricing or exchange.

•
No Tax Gross-Ups. The 2021 Omnibus Equity Plan does not provide for tax gross-ups.

•
No Liberal Definition of Change in Control. A change-in-control under the 2021 Omnibus Equity Plan, which could trigger an acceleration of unvested awards, is not triggered unless a qualifying transaction is consummated, a third party acquires 50% or more of the Company’s outstanding voting securities or there is a change in more than half of the incumbent directors of our Board.

•
Our Compensation Committee Retains a Significant Clawback Right. Upon specified events, our Compensation Committee is authorized to terminate outstanding awards and recoup the benefits from previously vested, settled and exercised awards.

•
No Transferability. Awards generally cannot be transferred, except by will or the laws of descent and distribution, unless approved by our Compensation Committee.

•
Reasonable Annual Limits on Non-Employee Director Compensation. The 2021 Omnibus Equity Plan sets a reasonable limit as to the total compensation that non-employee directors generally may receive (for service as a non-employee director) during each year.

Limited Other Benefits and Perquisites
Our named executive officers are entitled to participate in our 401(k) plan on the same basis as our other eligible employees. The Company’s matching contributions for 401(k) plan participants is 50% of the first 6% contributed by the employee for a maximum employer match of 3%.
Compensation Policies and Practices
Executive Clawback Policies
Policy for the Recovery of Erroneously Awarded Compensation (Dodd-Frank Compliant Policy)
As required by the listing standards adopted by Nasdaq as a result of SEC rulemaking, our Board adopted a Policy for the Recovery of Erroneously Awarded Compensation. The policy provides that the Company must promptly recover specified incentive-based compensation that is received by our Section 16 officers on or after October 2, 2023, regardless of fault or misconduct, upon specified accounting restatements of the Company’s financial statements that resulted in such persons receiving an amount that exceeded the amount that would have been received if based on the restated financial statements. There are limited exceptions to the recovery requirement as set forth in the listing standards. Incentive-based compensation is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The subject compensation will be determined without regard to any net settlement of, or taxes paid or payable or withheld on, such compensation, but

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Named Executive Officer Compensation
there will not be any duplicative recovery by the Company. As specified in the listing standards, the Company cannot indemnify, or pay or reimburse for insurance for, a Section 16 officer for recoveries under this policy.
The recovery period under the policy is three full years preceding the date our Board or Audit Committee concludes, or reasonably should have concluded, that an accounting restatement is required. If applicable, the Company will provide the current or former Section 16 officer with a written demand for repayment or return and the method thereof. If such repayment or return is not made when due, the policy provides that the Company will take all reasonable and appropriate actions to recover such erroneously awarded compensation from such person.
Amended and Restated Clawback Policy (Calculation Errors)
Following the adoption of the Policy for the Recovery of Erroneously Awarded Compensation, we amended our prior Clawback Policy solely to address circumstances where any cash-based and equity-based incentive compensation that is paid or awarded to executive officers was based on the incorrect calculation of performance metrics in any incentive compensation plan. The revised policy provides that our Compensation Committee or our Board has discretion to take appropriate action against an executive officer if it determines that any fraud, intentional misconduct, gross negligence or lack of sufficient oversight by such executive officer was a significant contributing factor to the Company having miscalculated one or more performance metrics used to determine incentive compensation that, if calculated correctly, would have resulted in reduced compensation payout.
If applicable, the Company is authorized to seek to recover from any applicable executive officer any cash-based or equity-based incentive compensation, including but not limited to annual or special performance-based bonuses and equity-based awards that were granted, issued, earned, paid or became vested or settled in the covered period and to prevent the recurrence of such activity to the fullest extent permitted by governing law. The subject compensation will be determined without regard to any net settlement of, or taxes paid or payable or withheld on, such compensation. The recovery period under the policy is three full years preceding the date the administrator concludes, or reasonably should have concluded, that the event occurred; provided, however, the recovery period and subject compensation exclude any incentive compensation granted, issued, earned, paid or that vested or settled prior to our initial public offering in April 2021.
2021 Omnibus Incentive Plan
As permitted by the 2021 Omnibus Equity Plan, our equity award agreements provide that our Compensation Committee may cancel an equity award if the participant, without our consent, has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any affiliate while employed by, or otherwise providing services to, the Company or any affiliate, including fraud or conduct contributing to any financial restatements or irregularities, or a violation of the restrictive covenants set forth therein (including non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement) or any similar restrictive covenant agreement with the Company or any affiliate (after giving effect to any applicable cure period). In such event, the participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of the equity award, the sale or other transfer of the equity award, or the sale of shares of Common Stock acquired in respect of the equity award, and must promptly repay such amounts to the Company. If the participant receives any amount in excess of what the participant should have received under the terms of the equity award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by our Compensation Committee, then the participant must promptly repay any such excess amount to the Company.

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Named Executive Officer Compensation
Securities Trading Policy; Prohibition on Hedging and Pledging of Company Securities
Our Securities Trading Policy is designed to inform, educate and create reasonable processes to prevent the Company and its directors, officers, employees and other specified persons from insider trading violations and the appearance of any related improper conduct. Our Corporate Governance Guidelines prohibit directors, executive officers and employees of the Company, and their designees, from hedging or pledging our securities. See “Board of Directors and Corporate Governance—Key Governance Policies” for more information.
Stock Ownership Guidelines
Our Board believes that the executive leadership team and non-management directors of our Board should maintain a meaningful equity interest in the Company to promote the long-term interests of the Company, including the achievement of strategic goals, and further align our non-management directors and executive leadership team’s interests with stockholders. In 2023, our Compensation Committee approved Stock Ownership Guidelines that require our Chief Executive Officer to own qualifying Common Stock having a value equal to 300% of annual base salary, our other executive officers own qualifying Common Stock having a value equal to 100% of annual base salary, our controller to own qualifying Common Stock having a value equal to 50% of annual base salary, and our directors to own 300% of the annual cash retainer (excluding other additional cash retainers).
All persons covered by the guidelines are required to retain 50% of the net shares of qualifying Common Stock that vest pursuant to equity awards granted by the Company until the ownership level is met, as determined by the Company. Following compliance with the guidelines, a covered person can sell or transfer Common Stock only if such person would be in compliance with the guideline limitations following such transaction.
Shares included for compliance include shares of Common Stock held by such person and such person’s immediate family members (individually or jointly) or in a trust, partnership, LLC, a deferred compensation plan, a 401(k) plan or an employee stock purchase plan for the economic benefit of such person or immediate family members. In addition, the value of unvested restricted stock and RSUs and earned (but unvested) PSUs are included for compliance.
Our Compensation Committee is responsible for reviewing any non-compliance with these guidelines and has discretion to enforce the requirements and approve exceptions for specified matters. Compliance with the stock ownership requirement is computed annually as of fiscal year end and is based on a 60-trading day average closing price of our Common Stock within a reasonable period of time prior to such date. All of our named executive officers are in compliance with our Stock Ownership Guidelines or are within the phase-in period for attaining their applicable minimum stock ownership threshold requirement.
Equity Grant Policy
On March 7, 2024, our Compensation Committee adopted a policy to grant annual equity awards to executive officers and other participants in the 2021 Omnibus Equity Plan on the first trading day following the expiration of the blackout period (i.e., the period in which specified persons are prohibited from transacting in securities of the Company in accordance with the Company’s Securities Trading Policy) applicable to the Company’s release of its annual financial results. The Compensation Committee does not otherwise grant equity awards in anticipation of the release of material nonpublic information and it does not otherwise time the release of material nonpublic information based on equity award grant dates.
Process for Making Compensation Determinations
Our Compensation Committee establishes the compensation of the Chief Executive Officer and other named executive officers after reviewing their respective performance against pre-established annual

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Named Executive Officer Compensation
goals, the overall performance of the Company (and business unit and other areas of responsibility, as applicable), market data and other factors it deems relevant.
In establishing the named executive officer compensation program, our Compensation Committee seeks input of the Chief Executive Officer, our General Counsel and the Chief Human Resources Officer. No named executive officer provides input or participates in the deliberation of our Compensation Committee with respect to such person’s own compensation. At the end of each year, the Chief Executive Officer reviews, with input from the Chief Human Resources Officer, the performance of each other named executive officer. Our Compensation Committee then considers the Chief Executive Officer’s assessment, the relevant performance factors for each person, benchmarking data and other factors it deems relevant, and reviews and approves the compensation for each named executive officer.
Our Compensation Committee engages Pearl Meyer & Partners, LLC as its independent compensation consultant. For our named executive officer compensation program for 2024, Pearl Meyer’s services included:
•
Reviewing and recommending a peer group for benchmarking

•
Providing and analyzing benchmarking data in 2024 to inform 2024 executive and non-employee director compensation decisions

•
Providing advice regarding incentive plan designs

•
Reviewing regulatory updates and compensation trends

Peer Group Utilized for Benchmarking in 2024
Our Compensation Committee benchmarks our named executive officer compensation against a peer group of public companies with which we believe we compete for executive talent, as well as executive compensation surveys (based on comparable revenue size) from Pearl Meyer. Such benchmarking has focused on target annual direct compensation, which consists of base salary, the target annual cash bonus opportunity and the target annual equity opportunity. Our Compensation Committee used the benchmarking information as one data point of several factors and did not utilize the data to benchmark individual compensation components at specific percentiles or ranges of percentiles.
The peer group is periodically evaluated by the Compensation Committee to ensure the companies in the group remain relevant to us based on our changing size, changing dynamics in the market in which we compete for executive talent and other factors. Our Compensation Committee seeks input and analysis from Pearl Meyer when assessing and determining the appropriate peer group for a given year. In assessing the appropriateness of peer companies, our Compensation Committee primarily considered the following criteria for our peer group utilized for 2024 benchmarking: other participants in the pool-related business, leisure and outdoor living products, building products and other consumer goods companies; enterprise value; revenues; and other related factors, including revenue growth, number of employees and Adjusted EBITDA margin.
The peer group of 12 companies utilized for 2024 compensation determinations of our named executive officers is set forth below.
• AAON, Inc.	• Johnson Outdoors, Inc.	• Solo Brands, Inc.
• Clarus Corporation	• Lifetime Brands, Inc.	• Traeger, Inc
• Escalade, Incorporated	• Marine Products Corporation	• The AZEK Company Inc.
• Hayward Holdings, Inc.	• MasterCraft Boat Holdings, Inc.	• Trex Company, Inc.
Escalade, Incorporated, Lifetime Brands, Inc., Marine Products Corporation, Solo Brands, Inc. and Traeger, Inc. were added to the peer group used for 2024 benchmarking. Companies that were used for

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Named Executive Officer Compensation
2023 benchmarking that were not used for 2024 benchmarking include Armstrong World Industries, Inc., iRobot Corporation, Leslie’s Inc., Malibu Boats, Inc., PGT Innovations, Inc., Simpson Manufacturing Co., Inc., Sonos, Inc., and Yeti Holdings, Inc. Our Compensation Committee retained the 2024 peer group for 2025 compensation determinations of our named executive officers.
Offer Letters and Severance Plan
In July 2023, our Compensation Committee determined to terminate the existing employment agreements and enter into a form offer letter (collectively, the “Offer Letters”) with each of our named executive officers and other existing and future specified executive officers. The Compensation Committee approved the foregoing matters to conform to good governance practices, to enhance retention and reduce litigation risk, and to standardize the severance benefits of the named executive officers and other persons. In connection with such change, our Compensation Committee adopted The Latham Pool Products, Inc. Officer Severance Plan (the “Severance Plan”) in July 2023. See “Named Executive Officer Compensation Tables—Narrative Disclosure to Summary Compensation Table in 2024 and 2023” for certain terms of the Offer Letters. See “Named Executive Officer Compensation Tables—Potential Payments upon Termination of Employment or Change in Control” for the terms of the Severance Plan.
Initial 2025 Compensation Determinations
Our Compensation Committee intends to continue to evolve our compensation program for named executive officers. Our Compensation Committee has approved key components of the 2025 compensation program for the named executive officers, including increasing the weighting of target PSUs in the annual equity program.
•
The base salaries for our named executive officers increased on average by 4.3%.

•
Target annual cash bonuses (as a % of base salary) and target annual equity (as a % of base salary) for named executive officers were not changed, but the targets in dollars increase to the extent base salaries were changed.

•
The annual cash bonus plan is based on the achievement of revenue (50% weighting) and Adjusted EBITDA margin (50% weighting) performance goals, with a 0% to 200% payout opportunity and a 20% threshold payout.

•
The weighting of the components of the annual equity program were revised to be RSUs, 60% of grant value (from 70% in 2024), and target PSUs, 40% of grant value (from 30% in 2024). PSUs are earned based on Adjusted EBITDA performance, a 0% to 200% payout opportunity and cliff vesting on the third anniversary of the grant date. The RSUs have annual pro rata vesting on the anniversary of the grant date over a four-year period.

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Named Executive Officer Compensation Tables
Summary Compensation Table for 2024 and 2023
The following table sets forth the compensation paid and awarded to or earned by our named executive officers for services rendered in all capacities in 2024 and 2023, and reflects their principal position with the Company in 2024.
Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Scott M. Rajeski President and Chief Executive Officer	2024	465,000	—	1,162,502	669,600	10,350	2,307,452
	2023	456,000	337,499	787,501	—	20,996	1,601,996
Joshua D. Cowley Chief Commercial Officer	2024	393,000	—	785,998	339,552	—	1,518,550
	2023	373,215	222,001	518,001	—	12,755	1,125,972
Oliver C. Gloe (5) Chief Financial Officer	2024	420,000	—	630,002	362,880	10,350	1,438,773

(1)
The amounts reported in this column represent the grant date fair value of SARs granted to Mr. Rajeski and Mr. Cowley in 2023.

(2)
The amounts reported in this column represent the grant date fair value of RSUs and PSUs granted to each person in 2024 and RSUs granted in 2023, each in accordance with FASB ASC Topic 718. The grant date fair value of the RSUs are calculated as of the closing price of our Common Stock as quoted on Nasdaq on the grant date multiplied by the number of shares subject to the award. The PSUs are earned based on the achievement of an Adjusted EBITDA performance goal. Adjusted EBITDA is considered a performance condition and the grant date fair value corresponds with management’s expectation of the probable outcome of the performance condition as of the grant date. The grant date fair value is determined based on the fair market value of the Company’s common stock at market close on the grant date multiplied by the target number of shares subject to the award. The maximum grant-date fair value for the PSUs granted in 2024 is: Mr. Rajeski, $2,325,004; Mr. Cowley, $1,571,996; and Mr. Gloe, $1,260,004.

(3)
Amounts reported reflect non-equity incentive compensation earned in that year, although paid in the subsequent year. Bonuses under the 2024 annual cash bonus plan were paid in March 2025.

(4)
Amounts reported under All Other Compensation in 2024 reflects a Company 401(k) match for each of Mr. Rajeski and Mr. Gloe in the amount of  $10,350.

(5)
Mr. Gloe was not a named executive officer in 2023, and therefore his compensation for 2023 is not included herein.

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Named Executive Officer Compensation Tables
Narrative Disclosure to Summary Compensation Table for 2024 and 2023
Offer Letters
Each Offer Letter (i) confirms each officer as an at-will employee, (ii) sets forth specified compensation matters, including initially to continue the annual base salary and target annual bonus (as a percentage of the annual base salary) in effect immediately prior to the effective date of the Offer Letter, except to increase the annual base salary in an amount equal to the cash value of specified annual perquisites in lieu of providing such perquisites, (iii) specifies eligibility to continue to participate in the Company’s annual equity and cash incentive programs and the other employee benefit plans and programs generally available, and (iv) provides for the execution of ancillary agreements among the parties, including a Confidentiality, Non-Competition, and Non-Solicitation Agreement and a Mutual and Binding Employment Arbitration Agreement. A summary of the compensation terms in the Offer Letters with each of our named executive officers appears below:
Name	Offer Letter Terms*
Scott M. Rajeski	• Base salary of $465,000 • Target annual bonus of 100% of base salary • Target annual equity of 250% of base salary
Joshua D. Cowley	• Base salary of $393,000 • Target annual bonus of 60% of base salary • Target annual equity of 200% of base salary
Oliver C. Gloe	• Base salary of $420,000 • Target annual bonus of 60% of base salary • Target annual equity of 150% of base salary

*
The Offer Letter confirms that each of the existing terms are subject to future change, at the discretion of our Compensation Committee

Stock-Settled SARs (2023)
Mr. Rajeski and Mr. Cowley were granted stock-settled SARs in 2023. For the SARs, we use the Black-Scholes model for estimating the grant date fair value, which requires critical assumptions including risk-free rate, volatility, expected term and expected dividend yield. See Note 16, Stock-Based Compensation to our consolidated financial statements contained in our Annual Report on Form 10-K for 2024 for a discussion of these assumptions in accordance with FASB ASC Topic 718. The amounts reported in this column do not correspond to the actual economic value that will be ultimately realized by such persons. For 2023 awards, the SARs vest and become exercisable 25% each year on the anniversary of March 1, 2023, subject to continued employment.

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Named Executive Officer Compensation Tables
Outstanding Equity Awards as of December 31, 2024
The following table provides information about the outstanding equity awards held by our named executive officers as of December 31, 2024.
		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)
Scott M. Rajeski	4/22/2021	103,911	34,638	19.00	4/22/2031	—	—	—	—
	3/3/2022	86,140	86,141	15.69	3/3/2032	—	—	—	—
	3/1/2023	—	—	—	—	182,292	1,268,752	—	—
	5/2/2023	35,509	166,529	3.24	5/2/2033	—	—	—	—
	3/15/2024	—	—	—	—	283,537	1,973,417	—	—
	3/15/2024	—	—	—	—	—	—	221,524	1,541,807
Joshua D. Cowley	4/22/2021	72,738	24,246	19.00	4/22/2031	—	—	—	—
	3/3/2022	53,598	53,599	15.69	3/3/2032	—	—	—	—
	3/1/2023	—	—	—	—	119,908	834,559	—	—
	5/2/2023	36,513	109,540	3.24	5/2/2033	—	—	—	—
	3/15/2024	—	—	—	—	191,707	1,334,280	—	—
	3/15/2024	—	—	—	—	—	—	149,778	1,042,455
Oliver C. Gloe	10/30/2023	14,719	44,159	2.21	10/30/2033	—	—	—	—
	10/30/2023	—	—	—	—	49,887	347,213	—	—
	10/30/2023	—	—	—	—	30,166	209,955	—	—
	3/15/2024	—	—	—	—	153,659	1,069,466	—	—
	3/15/2024	—	—	—	—	—	—	120,052	835,562

(1)
These columns show: (1) for 2021 and 2022 awards, the number, option exercise price and option expiration date of outstanding stock options; and (2) for 2023 awards, the number, strike price and expiration date of outstanding SARs, in each case held by our named executive officers as of December 31, 2023. The first column shows this information for exercisable stock options or SARs, and the second column shows this information for unexercisable stock options or SARs. The SARs were granted on March 1, 2023, subject to stockholder approval of an amendment to the 2021 Omnibus Equity Plan, which was received on May 2, 2023.

(2)
For 2021 and 2022 awards, the options vest and become exercisable 25% each year on the anniversary of the grant date, subject to continued employment. For 2023 awards, the SARs vest and become exercisable 25% each year on the anniversary of March 1, 2023, subject to continued employment, except for Mr. Gloe’s October 30, 2023 SAR grant, which vests and becomes exercisable 33.33% each year on the anniversary of October 30, 2023, subject to his continued employment.

(3)
This column shows the number of unvested shares of RSUs held by our named executive officers as of December 31, 2024. The RSUs granted in 2024 and 2023 vest 25% each year on the anniversary of the grant date, subject to continued employment, except for Mr. Gloe’s October 30, 2023 RSU grant, which vests 33.33% each year on the anniversary date of October 30, 2023.

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Named Executive Officer Compensation Tables
(4)
This column shows the market value of the unvested shares of RSUs or PSUs held by our named executive officers based on $6.96 per share, the closing price of our Common Stock on December 31, 2024, the last trading day of 2024.

(5)
This column shows the number of shares earned pursuant to PSUs granted to our named executive officers in March 2024 based on the performance period ended as of December 31, 2024. The PSUs vest on the third anniversary of the grant date. See “—2024 Compensation Determinations—2024 Annual Equity Awards” above for a discussion of the target annual equity awards for 2024, as well as the Company’s methodology for determining how the earned 2024 annual equity awards were calculated.

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Named Executive Officer Compensation Tables
Potential Payments upon Termination of Employment or Change in Control
Treatment of Equity Awards
Upon a termination of a named executive officer’s employment for any reason, all of such officer’s unvested equity awards will be forfeited for no consideration, unless otherwise approved by the Compensation Committee, in its discretion, and documented in a separation agreement.
Severance Benefits under Latham Pool Products, Inc. Officer Severance Plan
Our Compensation Committee adopted the Severance Plan in July 2023 in order to standardize the severance benefits of key leaders of the Company, including the named executive officers. The Severance Plan provides participants with certain payments and benefits (i) following specified termination events and (ii) following specified termination events subsequent to a change in control of the Company. Unless extended by the Compensation Committee, the Severance Plan will expire on December 31, 2025 (unless a Change in Control, as defined in the Severance Plan, has occurred prior to such date), although payment and benefit obligations from a termination event prior to such date will continue thereafter.
Under the Severance Plan, a participant receives the following payments and benefits if the Compensation Committee determines that (i) the participant resigned for Good Reason (as defined in the Severance Plan) or (ii) the participant was involuntarily terminated by Latham Pool for reasons other than for Cause (as defined in the Severance Plan):
•
1.5x (CEO) or 1x (other participants generally) of base salary, payable ratably over a period of 18 months or one year, respectively, in accordance with regular payroll practices;

•
During the severance period (subject to specified events that would terminate such payments on an earlier date), an amount equal to the full cost of continuation coverage premiums under COBRA for the participant and eligible dependents; and

•
In its discretion, our Compensation Committee may determine that the participant will be eligible to continue to vest in such person’s equity awards during the severance period.

A participant receives the following if  (i) the participant resigned for Good Reason or (ii) the participant was involuntarily terminated by Latham Pool for reasons other than for Cause, in each case within 12 months following a Change in Control:
•
The severance specified above, but payable in a single lump sum payment as soon as reasonably practicable following such termination date; and

•
The full acceleration of vesting of all outstanding equity-based awards granted to the participant by the Company or any affiliate; provided, for any performance-based equity award, such award will vest based on the target amount.

In the event of a termination due to death or disability:
•
All outstanding equity-based awards granted to the participant by the Company or any affiliate will vest on a pro-rated basis based on the number of full months of service completed during the applicable vesting period; provided, for any performance-based equity award, such award will vest also based on actual performance; and

•
Notwithstanding anything to the contrary in the applicable equity award agreement, any vested stock option or stock appreciation right granted will expire on the earlier of the last day of the “Option Period” or “SAR Period” and the one year after the termination date.

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Named Executive Officer Compensation Tables
The right to receive payments and benefits under the Severance Plan is also subject to the participant’s delivery and non-revocation of a valid release of claims, a non-compete and non-solicitation agreement and any other document deemed appropriate by the administrator. Payments will be delayed until the effectiveness of the release and as required by Section 409A of the Internal Revenue Code of 1986, as amended. Upon a determination by the administrator that the participant has engaged in Detrimental Activity (as defined in the Severance Plan), the payments and benefits under the Severance Plan will cease and prior payments and benefits would be subject to recovery.

2025 Proxy Statement 61

Certain Relationships and Related Party Transactions
Other than compensation arrangements for our executive officers and directors (see “Named Executive Officer Compensation”, “Named Executive Officer Compensation Tables” and “Director Compensation” for a discussion of compensation arrangements for our named executive officers and directors), the following includes a summary of transactions since January 1, 2024 and any currently proposed transactions to which we have been or are to be a party in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of our directors, director nominees, executive officers or holders of more than 5% of our capital stock or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Stockholders’ Agreement
We entered into the Stockholders’ Agreement with our Principal Stockholders on April 27, 2021. The Stockholders’ Agreement grants Pamplona the right to nominate to our Board a number of designees equal to: (i) at least a majority of the total number of directors comprising our Board as long as Pamplona and its affiliates collectively beneficially own at least 50% of the outstanding shares of our Common Stock; (ii) at least 40% of the total number of directors comprising our Board as long as Pamplona and its affiliates collectively beneficially own at least 40% but less than 50% of the outstanding shares of our Common Stock; (iii) at least 30% of the total number of directors comprising our Board as long as Pamplona and its affiliates collectively beneficially own at least 30% but less than 40% of the outstanding shares of our Common Stock; (iv) at least 20% of the total number of directors comprising our Board at such time as long as Pamplona and its affiliates collectively beneficially own at least 20% but less than 30% of the outstanding shares of our Common Stock; and (v) at least 10% of the total number of directors comprising our Board at such time as long as Pamplona and its affiliates collectively beneficially own at least 5% but less than 20% of the outstanding shares of our Common Stock.
So long as Pamplona has the right to designate at least one director to our Board, Pamplona will have the right to appoint a representative as an observer to any committee of our Board to which Pamplona does not have a member representative, subject to applicable laws and the rules and regulations of Nasdaq.
For purposes of calculating the number of directors that Pamplona and its affiliates are entitled to nominate pursuant to the formulas outlined above, any fractional amounts would be rounded up to the nearest whole number and taking into account any increase in the size of our Board (e.g., one and one quarter (1 1/4) directors will equate to two directors). In addition, in the event a vacancy on our Board is created by the death, retirement or resignation of a Principal Stockholders’ director designee, affiliates of our Principal Stockholders will, to the fullest extent permitted by law, have the right to have the vacancy filled by a new respective Principal Stockholders’ director-designee. Frank J. Dellaquila, Mark P. Laven, Brian Pratt and William M. Pruellage are the current designees of Pamplona under the Stockholders’ Agreement. Mr. Robert D. Evans was a designee of Pamplona under the Stockholders’ Agreement until his resignation as a Class II director on October 9, 2024.
On July 20, 2022, Wynnchurch irrevocably waived all their rights under Section 2.1 of the Stockholders’ Agreement, including, without limitation, the right to nominate a director, remove a designee, fill a vacancy and appoint an observer to our Board. Wynnchurch has also entered into a voting agreement under which they and their affiliates committed not to vote more than 9.9% shares of our outstanding Common Stock owned by Wynnchurch and their affiliates from July 20, 2022 until the date, if any, that Wynnchurch and their affiliates own more than 50% of shares of our outstanding Common Stock.

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Certain Relationships and Related Party Transactions
The Stockholders’ Agreement also requires us to reimburse the reasonable out-of-pocket costs and expenses of the Principal Stockholders and their affiliates in connection with monitoring and overseeing their investment in us. During 2024, less than $0.1 million was paid to Pamplona and Wynnchurch, respectively, with respect to this obligation. As of December 31, 2024, no amount was payable to Pamplona with respect to this obligation. This obligation will terminate with respect to each of our Principal Stockholders once such Principal Stockholder beneficially owns less than 5% of our Common Stock.
Registration Rights Agreement
We entered into a registration rights agreement (the “Registration Rights Agreement”) with Pamplona Fund and Wynnchurch Funds (each, a “Registration Party”) on April 27, 2021, pursuant to which each Registration Party is entitled to demand the registration of the sale of certain or all of our Common Stock that it beneficially owns. Among other things, under the terms of the Registration Rights Agreement:
•
if we propose to file certain types of registration statements under the Securities Act of 1933, as amended (the “Securities Act”) with respect to an offering of equity securities, we will be required to use our reasonable best efforts to offer each Registration Party the opportunity to register the sale of all or part of its shares on the terms and conditions set forth in the Registration Rights Agreement (customarily known as “piggyback rights”); and

•
Each Registration Party has the right, subject to certain conditions and exceptions, to request that we file (i) registration statements with the SEC for one or more underwritten offerings of all or part of our shares of Common Stock that it beneficially owns and/or (ii) a shelf registration statement that includes all or part of our shares of Common Stock that it beneficially owns as soon as we become eligible to register the sale of our securities on Form S-3 under the Securities Act, and we are required to cause any such registration statements to be filed with the SEC, and to become effective, as promptly as reasonably practicable.

All expenses of registration under the Registration Rights Agreement, including the legal fees of one counsel retained by or on behalf of the Registration Parties, will be paid by us.
The registration rights granted in the Registration Rights Agreement are subject to customary restrictions such as minimums, blackout periods and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter. The Registration Rights Agreement also contains customary indemnification and contribution provisions. The Registration Rights Agreement is governed by New York law.
Indemnification Agreement
We entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.
Policies and Procedures for Related Party Transactions
We have adopted a written Related Persons Transaction Policy, which sets forth our policy with respect to the review, approval, ratification and disclosure of all material related person transactions by our Audit Committee. In accordance with the policy, our Audit Committee has overall responsibility for implementation of and compliance with the policy.

2025 Proxy Statement 63

Certain Relationships and Related Party Transactions
For purposes of the policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our Board or Audit Committee.
The policy requires that notice of a proposed related person transaction be provided to our legal department prior to entry into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration. Under the policy, our Audit Committee may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders. In the event that we become aware of a related person transaction that has not been previously reviewed, approved or ratified under the policy and that is ongoing or is completed, the transaction will be submitted to our Audit Committee so that it may determine whether to ratify, rescind or terminate the related person transaction.
The policy also provides that our Audit Committee review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we make periodic inquiries of directors and executive officers with respect to any potential related person transaction of which they may be a party or of which they may be aware.

2025 Proxy Statement 64

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our Common Stock as of the record date, referred to in the table below as the “beneficial ownership date” by the following:
•
Each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;

•
Each of our named executive officers for fiscal year 2024;

•
Each of our current directors and director nominees; and

•
All of our current directors and executive officers as a group.

Percentage ownership of our Common Stock is based on 115,776,595 shares of Common Stock outstanding as of the record date.
Beneficial ownership is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is 787 Watervliet Shaker Road, Latham, New York 12110.
Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Pamplona Funds (1)	51,845,685	44.78%
Wynnchurch Funds (2)	14,983,771	12.94%
Named Executive Officers and Directors:
Scott M. Rajeski (3)	4,550,513	3.93%
Joshua D. Cowley (4)	398,366	*
Oliver C. Gloe (5)	111,137	*
James E. Cline (6)	723,010	*
Frank J. Dellaquila	—	*
DeLu Jackson (7)	67,918	*
Mark P. Laven (8)	1,510,166	1.30%
Suzan Morno-Wade (9)	96,257	*
Brian Pratt	—	*
William M. Pruellage	—	*
All current directors and executive officers as a group (14 persons)	7,928,991	6.85%

*
Less than one percent.

(1)
Beneficial ownership information is as of December 31, 2024, as reported on a Schedule 13G/A (Amendment No. 3) filed by Pamplona Manager Entities (defined below) on February 14, 2024. Reflects 51,845,685 shares of Common Stock held by Pamplona Capital Partners V, L.P. Pamplona Capital Partners V, L.P., a Cayman Islands limited partnership, is controlled by Pamplona Equity Advisors V Ltd, a Cayman Islands limited company, its general partner. John C. Halsted owns 100% of the shares of Pamplona Equity Advisors V, Ltd. Pamplona PE Investments Malta Limited, a Malta limited company serves as an

2025 Proxy Statement 65

Security Ownership of Certain Beneficial Owners and Management
investment manager to Pamplona Capital Partners V, L.P. Pamplona Capital Management LLP, a United Kingdom limited liability partnership, Pamplona Capital Management LLC, a Delaware limited liability company, Pamplona Capital Management (PE) SL, a Spanish limited liability company and Pamplona Capital Management (Monaco) SAM, a Monaco joint stock company, (together, the “Pamplona Manager Entities”) serve as investment advisors to Pamplona PE Investments Malta Limited. Mr. John C. Halsted and Mr. Alexander M. Knaster are the principals of Pamplona Manager Entities. Each of Pamplona Equity Advisors V, Ltd, the Pamplona Manager Entities, John C. Halsted and Alexander M. Knaster may be deemed to have voting and dispositive power with respect to our Common Stock directly owned by Pamplona Capital Partners V, L.P. and therefore be deemed to be the beneficial owner of our Common Stock held by Pamplona Capital Partners V, L.P., but each disclaim beneficial ownership of such Common Stock. The principal business address of each of the entities and persons identified in this paragraph is c/o Pamplona Capital Management LLC, 667 Madison Avenue, 22nd Floor, New York, NY 10065.
(2)
Beneficial ownership information is as of December 31, 2024, as reported on a Schedule 13G/A (Amendment No. 2) filed by the Wynnchurch entities specified herein on February 14, 2024. Reflects 14,983,771 shares of Common Stock held by Wynnchurch IV and WC Executive. The general partner of Wynnchurch IV and WC Executive is Wynnchurch Partners IV, L.P. (“Wynnchurch GP IV”). The general partner of Wynnchurch GP IV is Wynnchurch Management, Ltd. (“WML”). WML and a limited partner committee consisting of other senior partners manage the Wynnchurch GP IV, provided that WML’s consent is required for any action, decision, consent or other determination. The sole director of WML is John Hatherly. The address of each of the entities and persons identified in this paragraph is 6250 N. River Road, Suite 10-100, Rosemont, IL 60018.

(3)
Consists of: (i) 4,077,901 shares of Common Stock held by Scott Rajeski Family, LLC (the “Rajeski LLC”) and 62,950 shares of Common Stock held by Mr. Rajeski; (ii) 70,884 shares of Common Stock issuable upon the settlement of RSUs that vest within 60 days of March 5, 2025; (iii) 304,140 shares of Common Stock underlying vested stock options and SARs; and (iv) 34,638 shares of Common Stock underlying stock options and SARs that are exercisable within 60 days of March 5, 2025. Mr. Rajeski’s spouse, Cindy G. Rajeski, is the sole manager of the Rajeski LLC.

(4)
Consists of: (i) 100,033 shares of Common Stock held by Mr. Cowley; (ii) 47,926 shares of Common Stock issuable upon the settlement of RSUs that vest within 60 days of March 5, 2025; (iii) 226,161 shares of Common Stock underlying vested stock options and SARs; and (iv) 24,246 shares of Common Stock underlying stock options and SARs that are exercisable within 60 days of March 5, 2025.

(5)
Consists of: (i) 58,004 shares of Common Stock held by Mr. Gloe; (ii) 38,414 shares of Common Stock issuable upon the settlement of RSUs that vest within 60 days of March 5, 2025; and (iii) 14,719 shares of Common Stock underlying vested SARs.

(6)
Consists of: (i) 455,883 shares of Common Stock held by James E. Cline Revocable Trust, 50,000 shares of Common Stock held by Cynthia L. Cline Revocable Trust and 169,050 shares of Common Stock held by Mr. Cline; and (ii) 48,077 shares of Common Stock issuable upon the settlement of RSUs that vest within 60 days of March 5, 2025.

(7)
Consists of: (i) 31,380 shares of Common Stock held by Mr. Jackson and (ii) 36,538 shares of Common Stock issuable upon the settlement of RSUs that vest within 60 days of March 5, 2025.

(8)
Consists of: (i) 500,433 shares of Common Stock held by Laven Family Holdings, LLC (the “Laven LLC”) and 973,195 shares of Common Stock held by Mr. Laven; and (ii) 36,538 shares of Common Stock issuable upon the settlement of RSUs that vest within 60 days of March 5, 2025. Mr. Laven and Mr. Laven’s spouse, Leslie J. Laven, are managers of the Laven LLC.

(9)
Consists of: (i) 59,719 shares of Common Stock held by Mrs. Morno-Wade; and (ii) 36,538 shares of Common Stock issuable upon the settlement of RSUs that vest within 60 days of March 5, 2025.

2025 Proxy Statement 66

Questions and Answers
The information provided in the “Questions and Answers” format below is for your convenience and includes only a summary of certain information contained in this proxy statement. You should read this entire proxy statement carefully.
How do I vote at our Annual Meeting?
Our Annual Meeting will be held in person on Thursday, May 1, 2025, at The Adelphi Hotel, 365 Broadway, Saratoga Springs, NY 12866. Our Annual Meeting will commence at approximately 8:00 AM Eastern Daylight Time. You may attend the meeting in person and vote at the meeting, or you may vote by using one of the following options discussed below under “—How Can I Vote My Shares?” We recommend that you vote by proxy now even if you plan to attend the meeting.
What should I know about attending our Annual Meeting?
If you attend, please note that you will be asked to check in at the registration desk and present valid photo identification. Please check in at least 15 minutes prior to the start of the meeting to ensure timely entry to the meeting. If you are a beneficial owner, you will also need to bring a copy of your voting instruction card or brokerage statement reflecting your stock ownership as of the record date. If you wish to designate someone as a proxy to attend our Annual Meeting on your behalf, that person must bring a valid legal proxy containing your signature and printed or typewritten name as it appears in the list of registered stockholders or on your account statement if you are a beneficial owner. Cameras, recording devices, cell phones, and other electronic devices will not be permitted at the meeting other than those operated by the Company or its designees. All bags, briefcases, and packages will need to be checked at the door and/or will be subject to search.
What proposals will be voted on at our Annual Meeting?
Stockholders will vote on two proposals at our Annual Meeting:
1.
The election of three Class I directors named in this proxy statement, each to serve for a three-year term and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

2.
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

How does our Board recommend that stockholders vote on the proposals?
Our Board recommends that stockholders vote “FOR” the election of the three Class I directors and vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025.
What happens if other business not discussed in this proxy statement comes before our Annual Meeting?
The Company does not know of any business to be presented at our Annual Meeting other than the proposals discussed in this proxy statement. If other business comes before our Annual Meeting and is proper under our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, and Delaware law, your properly executed proxy gives authority to Patrick M. Sheller, our General Counsel, and Sanjeev Bahl, our Chief Operating Officer, the authority, with full power of substitution, to use their discretion in casting all of the votes that they are entitled to cast.
Why am I receiving these materials?
We are distributing our proxy materials because our Board is soliciting your proxy to vote at our Annual Meeting. This proxy statement summarizes the information you need to vote at our Annual Meeting. You

2025 Proxy Statement 67

Questions and Answers
do not need to attend our Annual Meeting to vote your shares. Pursuant to SEC rules, we are providing access to our proxy materials via the Internet. Accordingly, we are sending an Internet Notice to all of our stockholders as of the record date. All stockholders may access our proxy materials on the website referred to in the Internet Notice. You may also request to receive a printed set of the proxy materials. You can find instructions regarding how to access our proxy materials via the Internet and how to request a printed copy in the Internet Notice. Additionally, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email in the future on an ongoing basis. We believe that these rules allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.
Who is entitled to vote?
The record date for our Annual Meeting is the close of business on March 5, 2025. As of the record date, 115,776,595 shares of Common Stock, par value $0.0001 per share, were outstanding. Only holders of record of our Common Stock as of the record date will be entitled to notice of and to vote at our Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the record date.
How can I vote my shares?
Voting on the Internet
You can vote your shares via the Internet by following the instructions in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote via the Internet, you do not need to complete and mail a proxy card or attend our Annual Meeting to have your vote count. We encourage you to vote your shares via the Internet in advance of our Annual Meeting even if you plan to attend our Annual Meeting.
Voting by Mail
You can vote your shares by mail by requesting a printed copy of the proxy materials sent to your address. When you receive the proxy materials, you may fill out the proxy card or voting instruction card enclosed therein and return it per the instructions on the card. If you request a printed copy of the proxy materials, we encourage you to sign and return the proxy card or voting instruction card even if you plan to attend our Annual Meeting. Proxy cards can be returned via mail to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Voting by Telephone
You can vote your shares by telephone. Instructions are included on your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you vote by telephone, you do not need to complete and mail your proxy card or attend our Annual Meeting to have your vote count.
What if I am not the stockholder of record?
If you are a holder of record of shares of Common Stock of the Company, you may direct your vote as instructed above.
If you hold your shares in street name via a broker, bank or other nominee, you may direct your vote by signing, dating and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank or other nominee for further details.

2025 Proxy Statement 68

Questions and Answers
Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time before it is voted at our Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•
delivering to the attention of the Corporate Secretary at Latham Group, Inc., 787 Watervliet Shaker Road, Latham, New York 12110, a written notice of revocation of your proxy;

•
delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•
attending our Annual Meeting and voting your shares electronically. Attendance at our Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee.
What is a broker non-vote?
Brokers, banks or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at our Annual Meeting is the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two). The election of the three Class I directors (Proposal One) is a non-routine matter.
A broker non-vote occurs when a broker, bank or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. If a broker, bank or other nominee exercises their discretionary voting authority on Proposal Two, such shares will be considered present at our Annual Meeting for quorum purposes and broker non-votes will occur as to Proposal One, or any other non-routine matters that are properly presented at our Annual Meeting. Broker non-votes will have no impact on the voting results.
What constitutes a quorum?
The presence at our Annual Meeting, either in person or by proxy, of holders of a majority of the aggregate number of shares of our issued and outstanding Common Stock entitled to vote thereat as of the record date will constitute a quorum for the transaction of business at our Annual Meeting. Abstentions and broker non-votes will be counted as present for determining whether a quorum is present at our Annual Meeting.
What vote is required to approve each matter to be considered at our Annual Meeting?
How Do Votes Impact Approval of Proposal
Proposal		Required Approval	For	Withhold / Against	Abstention	Broker Non- Votes
1	Election of Directors	Plurality of votes cast	For the proposal	Against the proposal	Not applicable	No effect. Not a vote cast
2	Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for 2025	Majority of the voting power present in person or represented by proxy and entitled to vote	For the proposal	Against the proposal	Against the proposal	Not applicable
Proposal One: Our Amended and Restated Bylaws provide for a plurality voting standard for the election of directors. This means that the director nominee with the most votes for a particular seat is elected for that seat. A broker non-vote on Proposal One will not have any effect on the election of the directors.

2025 Proxy Statement 69

Questions and Answers
Proposal Two: The affirmative vote of the majority of our shares of Common Stock present at our Annual Meeting or represented by proxy and entitled to vote at our Annual Meeting is required for the approval of Proposal Two. An abstention on Proposal Two will have the same effect as a vote “AGAINST” Proposal Two. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker non-votes on Proposal Two.
What is the deadline for submitting a proxy?
To ensure that proxies are received in time to be counted prior to our Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern Daylight Time on the day before our Annual Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of our Annual Meeting.
What does it mean if I receive more than one Internet Notice or proxy card?
If you hold your shares in more than one account, you will receive an Internet Notice or proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the Internet Notice or proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at our Annual Meeting, we recommend that you vote every Internet Notice or proxy card that you receive.
How will my shares be voted if I return a blank proxy card or a blank voting instruction card?
If you are a holder of record of our Common Stock and you sign and return a proxy card or otherwise submit a proxy without giving specific voting instructions with respect to one or more proposals (including by signing and returning a blank proxy card), your shares will be voted:
•
“FOR” the election of the three Class I nominees for director named in this proxy statement; and

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

If you hold your shares in street name via a broker, bank or other nominee and do not provide the broker, bank or other nominee with voting instructions with respect to one or more proposals (including by signing and returning a blank voting instruction card), your shares:
•
will be counted as present for purposes of establishing a quorum;

•
will be voted in accordance with the broker’s, bank’s or other nominee’s discretion on “routine” matters, which includes only the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two); and

•
will not be counted in connection with the election of the three Class I directors named in this proxy statement (Proposal One) or any other non-routine matters that are properly presented at our Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.” A broker non-vote will have no impact on voting results.

Our Board knows of no matter to be presented at our Annual Meeting other than Proposals One and Two. If any other matters properly come before our Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Who is making this solicitation and who will pay the expenses?
This proxy solicitation is being made on behalf of our Board. All expenses of the solicitation, including the cost of preparing and mailing the Internet Notice or this proxy statement, will be borne by the Company.

2025 Proxy Statement 70

Questions and Answers
We may supplement our solicitation of proxies by mail with telephone, e-mail or personal solicitation by our officers or other regular employees. We will not pay any additional compensation to any of our employees for their supplemental solicitation services. We have requested banks, brokers and other nominees to forward the proxy materials to, and to obtain proxies from, the beneficial owners and we will reimburse such record holders for their reasonable out-of-pocket expenses in doing so upon request.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at our Annual Meeting will be available to all stockholders of the Company for 10 days prior to our Annual Meeting, at Latham Group, Inc., 787 Watervliet Shaker Road, Latham, New York 12110, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time. If you would like to schedule an appointment to examine the stockholder list during this period, please email our Corporate Secretary at lathamir@advisiry.com. The stockholder list will also be available during our Annual Meeting.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one proxy statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, now or in the future, please contact our mailing agent, Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at our Annual Meeting?
We expect to announce preliminary voting results at our Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC, which is required within four business days after our Annual Meeting.
When are stockholder proposals due for next year’s annual meeting of the stockholders?
Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, and the rules established by the SEC.
Under Rule 14a-8 of the Exchange Act, if you want us to include a proposal in the proxy materials for our 2026 annual meeting of stockholders, we must receive the proposal at our executive offices at 787 Watervliet Shaker Road, Latham, New York 12110, no later than November 21, 2025.
Our Amended and Restated Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in the Company’s proxy statement for that meeting. Under our Amended and Restated Bylaws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary not earlier than January 1, 2026 and not later than the close of business on January 31, 2026. The notice must contain the information required by the Amended and Restated Bylaws. In addition, stockholders who

2025 Proxy Statement 71

Questions and Answers
intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable.
A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC. Copies of our Amended and Restated Bylaws are available on our website, https://ir.lathampool.com, or may be obtained from the Corporate Secretary.
Whom can I contact for further information?
If you would like additional copies, without charge, of this proxy statement or if you have questions about our Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Corporate Secretary at our principal executive office, 787 Watervliet Shaker Road, Latham, New York 12110 or by telephone at (800) 833-3800.

2025 Proxy Statement 72

Equity Compensation Plans
The following table sets forth certain information as of December 31, 2024 concerning our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights ($)(b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(c)(3)
Equity compensation plans approved by securityholders	7,052,824	$11.31	4,265,053
Equity compensation plans not approved by securityholders	—	—	—
Total	7,052,824	$11.31	4,265,053

(1)
Consists of  (A) outstanding stock options to purchase 1,383,738 shares of Common Stock under the 2021 Omnibus Equity Plan; (B) stock appreciation rights to purchase 660,556 shares of Common Stock under the 2021 Omnibus Equity Plan (C) 4,200,759 shares of Common Stock reserved for issuance upon vesting of RSUs granted under the 2021 Omnibus Equity Plan; and (D) 807,771 shares of Common Stock reserved for issuance upon vesting of PSUs granted under the 2021 Omnibus Equity Plan.

(2)
Excludes RSUs and PSUs, which have no exercise price.

(3)
Consists of shares of Common Stock that may be issued pursuant to awards under the 2021 Omnibus Equity Plan as of December 31, 2024. For purposes of this calculation, PSUs are assumed to be issuable at the maximum award amount, although the actual number of shares issuable will be determined prior to the date of vesting and could be less.

As of December 31, 2024, there were no shares of unvested, restricted stock awards outstanding. No shares of restricted stock were granted during 2024 and no shares of restricted stock awards were granted in 2024 or 2023.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who beneficially own more than 10% of a registered class of our equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in our equity securities and any changes thereto. Based on our review of the insiders’ forms filed with the SEC during 2024 and representations made by the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in 2024 except for a Form 4 filed late on behalf of Sanjeev Bahl reporting the vesting and sale of SARs.
Forward-Looking Statements
Certain statements in this Proxy Statement and accompanying letter to stockholders constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement and accompanying letter to stockholders other than statements of historical fact may constitute forward-looking statements, including statements regarding our future operating results and financial position, our business strategy and plans, business and market trends, our objectives for future operations, and our future compensation, ESG and governance commitments. These statements involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of our control, which may cause our actual results, performance or

2025 Proxy Statement 73

achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the factors set forth under “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K and subsequent reports we file or furnish with the SEC. Moreover, we operate in a very competitive and rapidly changing environment, and new risks emerge from time to time.
Although we believe that the expectations reflected in the forward-looking statements are reasonable and our expectations based on third-party information and projections are from sources that management believes to be reputable, we cannot guarantee future results, levels of activities, performance or achievements. These forward-looking statements reflect our views with respect to future events as of the date of this Proxy Statement or the date specified herein, and we have based these forward-looking statements on our current expectations and projections about future events and trends. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Proxy Statement. We anticipate that subsequent events and developments will cause our views to change. Our forward-looking statements further do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake.
Where You Can Find More Information
We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file electronically with the SEC our annual, quarterly and current reports, proxy statements and other information. We make available on the investor relations page of our website at https://ir.lathampool.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through any website referenced throughout this proxy statement is not incorporated into, and is not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.
You should rely on the information contained in this proxy statement to vote your shares at our Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 21, 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
Annual Report
We will make available, on or about March 21, 2025, the proxy materials, including our Annual Report at www.proxyvote.com. We will also make available, solely for your reference and by courtesy, such Annual Report on the investor relations page of our website at https://ir.lathampool.com. We will also provide, free of charge, to each person to any stockholder of record or beneficial owner of our Common Stock as of the record date, upon the written or oral request of any such persons, a copy of our Annual Report as filed with the SEC (excluding certain exhibits or documents incorporated by reference in our annual report on

2025 Proxy Statement 74

Form 10-K for the fiscal year ended December 31, 2024). Requests for such copies should be addressed to our Corporate Secretary at the address below:
Latham Group, Inc.
787 Watervliet Shaker Road
Latham, New York 12110
Attention: Corporate Secretary
Telephone: (800) 833-3800
Please include your contact information with the request. A copy of the excluded exhibits and documents incorporated by reference are available for a reasonable charge.
Other Matters
We have no knowledge of any other matters that may come before our Annual Meeting and do not intend to present any other matters. However, if any other matters are properly brought before the meeting or any adjournment, our representatives will have the discretion to vote as they see fit unless directed otherwise.
If you do not plan to attend our Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend our Annual Meeting, at your request, we will cancel your previously submitted proxy.

2025 Proxy Statement 75

LATHAM GROUP, INC.787 WATERVLIET SHAKER ROADLATHAM, NY 12110 SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. Eastern Daylight Time on April 30, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Daylight Time on April 30, 2025. Have your proxy card in hand whenyou call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. V64161-P23092 LATHAM GROUP, INC.ForWithholdForAll To withhold authority to vote for any individualAll AllExceptnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FORnumber(s) of the nominee(s) on the line below.the following: !!! 1.Election of Class I Directors Nominees: 01)James E. Cline 02)DeLu Jackson 03)Mark P. Laven The Board of Directors recommends you vote FOR the following proposal:ForAgainstAbstain 2.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending!!!December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of 2025 Annual Meeting of Stockholders and Proxy Statement, and the 2024 Annual Report are available at www.proxyvote.com.V64162-P23092LATHAM GROUP, INC.Annual Meeting of StockholdersMay 1, 2025 8:00 AM EDTThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Patrick Sheller and Sanjeev Bahl, and each of them, each with power of substitution and revocation, as proxies for the undersigned to act and vote all of the shares of common stock of Latham Group, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Latham Group, Inc. to be held on May 1, 2025, and at any postponed or reconvened meeting, as directed on this Proxy Card, upon the matters set forth on the reverse side hereof, all as described in the Proxy Statement and, in their discretion, upon any other business that may properly come before said meeting, including an adjournment or postponement.If this Proxy Card is properly signed and returned, but does not provide voting instructions, then the votes represented by this Proxy Card will be voted FOR ALL the election of the director nominees and FOR Proposal 2.The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.Continued and to be signed on reverse side